FIDELITY


(REGISTERED TRADEMARK)
BLUE CHIP GROWTH
FUND
ANNUAL REPORT
JULY 31, 1997
CONTENTS


PRESIDENT'S MESSAGE      3    Ned Johnson on investing
                              strategies.

PERFORMANCE              4    How the fund has done over time.

FUND TALK                6    The manager's review of fund
                              performance, strategy and outlook.

INVESTMENT CHANGES       9    A summary of major shifts in the
                              fund's investments over the past six
                              months.

INVESTMENTS              10   A complete list of the fund's
                              investments with their market
                              values.

FINANCIAL STATEMENTS     20   Statements of assets and liabilities,
                              operations, and changes in net
                              assets,
                              as well as financial highlights.

NOTES                    24   Notes to the financial statements.

REPORT OF INDEPENDENT    28   The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS            29

To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
PRESIDENT'S MESSAGE



(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
Through the first seven months of 1997, stock and bond markets experienced the kind of short-term volatility that can affect them periodically. The stock market rebounded strongly from its early spring correction to continue on its record-setting pace, as seen by the roughly 30% year-to-date gain by the Standard & Poor's 500 Index. The bond market posted moderate returns over the past seven months, as positive news on the inflation front helped soften the effects of a hike in short-term interest rates by the Federal Reserve Board in late March.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS

PERIODS ENDED JULY 31, 1997                         PAST 1   PAST 5    LIFE OF
                                                    YEAR     YEARS     FUND

Fidelity Blue Chip Growth                           45.50%   173.97%   526.82%

Fidelity Blue Chip Growth (incl. 3% sales charge)   41.13%   165.75%   508.02%

S&P 500(registered trademark)                       52.14%   155.75%   411.75%

Growth Funds Average                                42.90%   130.87%   n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on December 31, 1987. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's return to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 764 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JULY 31, 1997                         PAST 1   PAST 5   LIFE OF
                                                    YEAR     YEARS    FUND

Fidelity Blue Chip Growth                           45.50%   22.33%   21.09%

Fidelity Blue Chip Growth (incl. 3% sales charge)   41.13%   21.59%   20.71%

S&P 500                                             52.14%   20.66%   18.56%

Growth Funds Average                                42.90%   17.85%   n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19970731 19970811 104432 S00000000000001
             Blue Chip Growth            S&P 500
             00312                       SP001
  1987/12/31       9700.00                    10000.00
  1988/01/31       9767.90                    10389.22
  1988/02/29      10185.00                    10873.35
  1988/03/31       9816.40                    10537.37
  1988/04/30       9797.00                    10654.33
  1988/05/31       9797.00                    10747.03
  1988/06/30      10359.60                    11240.31
  1988/07/31      10155.90                    11197.60
  1988/08/31       9729.10                    10816.88
  1988/09/30      10165.60                    11277.68
  1988/10/31      10146.20                    11591.20
  1988/11/30       9961.90                    11425.45
  1988/12/31      10272.95                    11625.39
  1989/01/31      11031.75                    12476.37
  1989/02/28      10700.99                    12165.71
  1989/03/31      10953.92                    12449.17
  1989/04/30      11702.99                    13095.28
  1989/05/31      12461.79                    13625.64
  1989/06/30      12024.02                    13547.98
  1989/07/31      13191.40                    14771.36
  1989/08/31      13512.43                    15060.88
  1989/09/30      13846.77                    14999.13
  1989/10/31      13640.69                    14651.15
  1989/11/30      13876.21                    14950.03
  1989/12/31      13995.40                    15308.83
  1990/01/31      12823.32                    14281.61
  1990/02/28      13170.98                    14465.84
  1990/03/31      13826.54                    14849.19
  1990/04/30      13697.42                    14477.96
  1990/05/31      15246.94                    15889.56
  1990/06/30      15594.59                    15781.51
  1990/07/31      15227.08                    15731.01
  1990/08/31      13915.94                    14308.92
  1990/09/30      13258.58                    13612.08
  1990/10/31      13178.88                    13553.55
  1990/11/30      14015.64                    14429.11
  1990/12/31      14485.44                    14831.68
  1991/01/31      15619.78                    15478.34
  1991/02/28      16824.39                    16585.04
  1991/03/31      17667.62                    16986.40
  1991/04/30      17476.89                    17027.17
  1991/05/31      18400.43                    17762.74
  1991/06/30      17476.89                    16949.21
  1991/07/31      19012.77                    17739.04
  1991/08/31      19845.96                    18159.45
  1991/09/30      19534.98                    17856.19
  1991/10/31      19926.88                    18095.46
  1991/11/30      19504.83                    17366.22
  1991/12/31      22424.76                    19352.91
  1992/01/31      21719.26                    18992.95
  1992/02/29      21820.04                    19239.86
  1992/03/31      21225.41                    18864.68
  1992/04/30      21507.61                    19419.30
  1992/05/31      21951.06                    19514.46
  1992/06/30      21316.12                    19223.69
  1992/07/31      22192.95                    20009.94
  1992/08/31      21961.14                    19599.74
  1992/09/30      22252.76                    19831.01
  1992/10/31      22561.69                    19900.42
  1992/11/30      23745.89                    20579.03
  1992/12/31      23808.73                    20832.15
  1993/01/31      23860.87                    21007.14
  1993/02/28      23704.44                    21292.83
  1993/03/31      24851.60                    21742.11
  1993/04/30      25247.89                    21215.95
  1993/05/31      26572.33                    21784.54
  1993/06/30      26822.62                    21847.72
  1993/07/31      26822.62                    21760.33
  1993/08/31      28491.21                    22585.04
  1993/09/30      29084.11                    22411.14
  1993/10/31      29409.21                    22875.05
  1993/11/30      28515.20                    22657.74
  1993/12/31      29642.54                    22931.89
  1994/01/31      30819.90                    23711.58
  1994/02/28      30844.43                    23068.99
  1994/03/31      29875.56                    22063.19
  1994/04/30      30758.58                    22345.60
  1994/05/31      31151.04                    22712.06
  1994/06/30      30071.79                    22155.62
  1994/07/31      30832.17                    22882.32
  1994/08/31      32500.10                    23820.50
  1994/09/30      32403.56                    23236.89
  1994/10/31      33899.49                    23759.73
  1994/11/30      32131.58                    22894.40
  1994/12/31      32562.32                    23233.92
  1995/01/31      31746.69                    23836.38
  1995/02/28      32800.73                    24765.28
  1995/03/31      34181.02                    25496.10
  1995/04/30      35448.38                    26246.96
  1995/05/31      36238.91                    27296.05
  1995/06/30      38246.61                    27930.14
  1995/07/31      40894.26                    28856.30
  1995/08/31      41320.89                    28928.73
  1995/09/30      41775.91                    30149.53
  1995/10/31      40723.95                    30041.89
  1995/11/30      42130.94                    31360.73
  1995/12/31      41802.28                    31964.74
  1996/01/31      42372.87                    33052.82
  1996/02/29      42033.23                    33359.22
  1996/03/31      42549.48                    33680.47
  1996/04/30      42780.43                    34176.92
  1996/05/31      43649.89                    35058.34
  1996/06/30      43785.75                    35191.91
  1996/07/31      41788.69                    33637.13
  1996/08/31      42875.53                    34346.54
  1996/09/30      45437.41                    36279.56
  1996/10/31      46114.04                    37280.16
  1996/11/30      49453.08                    40098.16
  1996/12/31      48231.04                    39303.82
  1997/01/31      51034.31                    41759.52
  1997/02/28      50724.48                    42086.91
  1997/03/31      48231.04                    40357.56
  1997/04/30      51167.10                    42766.91
  1997/05/31      54162.17                    45370.56
  1997/06/30      56301.51                    47403.16
  1997/07/31      60801.50                    51175.03
IMATRL PRASUN   SHR__CHT 19970731 19970811 104437 R00000000000118
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Blue Chip Growth Fund on December 31, 1987, when the fund started, and the current maximum 3% sales charge was paid. As the chart shows, by July 31, 1997, the value of the investment would have grown to $60,802 - a 508.02% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $51,175 - a 411.75% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn,
the share price and return of
a fund that invests in stocks
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Moderate economic growth and
subdued inflation helped create
an almost perfect investing
environment for the U.S. stock
market, which posted
exceptionally strong returns for the
12 months that ended July 31,
1997. The Standard & Poor's 500
Index returned 52.14% during the
period - well above its long-term
annual average of about 11%.
The stock market spent much of
the period breaking price and
trading volume records. Solid
corporate earnings, large inflows
into mutual funds, widespread
optimism and a generally
favorable interest-rate backdrop
propelled share prices higher,
especially among
large-capitalization stocks.
Concerns in March and April over
higher interest rates and the
possibility of weaker corporate
earnings provided the only
significant pause in the stock
market's upward climb. Higher
interest rates tend to slow
economic growth and increase
borrowing costs. When the
Federal Reserve Board raised a
key short-term interest rate in
March, the stock market - already
at historically high valuations -
sold off sharply through mid-April,
when positive news on the
inflation front emerged. From that
point through the end of the
period, the market soared ever
higher, with the Dow Jones
Industrial Average breaking
through the 8000 mark for the first
time in July on its way to finishing
above 8200 at the end of the
period. The market broadened to
include many small- and
mid-capitalization stocks during
this latest rally.
An interview with John McDowell, Portfolio Manager of Fidelity Blue Chip Growth Fund
Q. HOW DID THE FUND PERFORM, JOHN?
A. The fund has done relatively well. For the 12 months that ended July 31, 1997, the fund produced a return of 45.50%. This topped the growth funds average, as tracked by Lipper Analytical Services, which returned 42.90% over the same period. The Standard & Poor's 500 Index had a 12-month return of 52.14% as of July 31.
Q. WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE?
A. In the past 12 months, market performance has been dominated by a small group of large-capitalization stocks - specifically those with market capitalizations exceeding $10 billion. These stocks have outperformed their smaller counterparts by significant margins. The typical growth fund manager probably had a greater proportion of small- and mid-sized stocks than I did, which partially explains the fund's strong performance versus its Lipper peer group. Another factor was the technology sector. Similar to the broad market, technology stocks have had a split personality. While large technology companies such as Intel, Microsoft and IBM far outpaced the S&P 500 over the past year, the average technology stock lagged considerably. My competitors may have had a bigger focus on technology stocks than I did, with a good portion being smaller- and medium-sized stocks. The fund's holdings, meanwhile, were well-represented among the larger stocks that drove the market.
Q. IF THE FUND'S LARGE-CAP FLAVOR CONTRIBUTED POSITIVELY TO PERFORMANCE, CAN YOU EXPLAIN WHY THE FUND TRAILED THE S&P 500?
A. It's been difficult to beat the S&P 500 over the past year. In retrospect, it was a big mistake not overweighting a group of stocks I call the "Fab Five" - Coca-Cola, General Electric, Intel, Merck and Microsoft - as these stocks accounted for a disproportionate amount of the S&P's return. But while larger stakes in some of these companies would have benefited performance, I felt most of them were expensive. Investors over the past year were inclined to pay additional premiums for companies with a perceived high quality of earnings. These companies, which include the "Fab Five" I just mentioned, have a history of providing consistent, predictable earnings growth. At some point in the future, though, I anticipate a more normal environment where changes in stock valuations are more closely correlated with earnings growth and not earnings quality.
Q. WHICH INDIVIDUAL STOCKS PERFORMED WELL? WERE THERE ANY DISAPPOINTMENTS?
A. IBM and American Express were very strong contributors to performance. IBM has gone through a well-documented restructuring and, while its mainframe computer business isn't growing rapidly, its service business is. A low stock valuation, strong franchise, and corporate-wide cost-cutting made this stock attractive. American Express benefited from its strong worldwide brand name recognition, superior technology and innovative new credit card products. Linear Technology and Texas Instruments - two semiconductor manufacturers - also contributed positively. On the negative side, Columbia/ HCA, one of the country's largest health care companies, has been a poor performer as the company's Medicare billing practices fell under scrutiny. Other detractors relative to the market included networking stocks Ascend Communications and Cisco Systems.
Q. WHAT'S IN STORE FOR THE COMING MONTHS?
A. The market's ability to sustain its current pace hinges largely on two factors: inflation and corporate earnings growth. Inflation has been kept in check throughout this market cycle, and corporate earnings have grown for nearly six straight years, the first time earnings have grown uninterrupted for that long since the 1950s. Today, Wall Street analysts are still generally optimistic for continued growth. As a result, stocks have been an attractive investment option. In terms of the fund, I'll continue to watch stock valuations very closely. What I'm hoping to see - and we started to see signs of this as the period drew to a close - is a broadening of the market. If market strength becomes more broad-based, we could see a more favorable stock picking environment that would play to Fidelity's strength.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: to increase the value
of the fund's shares by
investing mainly in common
stocks of well-known and
established companies
FUND NUMBER: 312
TRADING SYMBOL: FBGRX
START DATE: December
31,1987
SIZE: as of July 31, 1997,
more than $12.8 billion
MANAGER: John McDowell,
since 1996; leader, Fidelity
Growth Funds Group;
manager, Fidelity
Management Trust
Company; manager,
Fidelity Large Cap Stock
Fund, 1995-1996; joined
Fidelity in 1985
(checkmark)
JOHN MCDOWELL STRESSES THE
IMPORTANCE OF EARNINGS
GROWTH:
"Earnings growth is the
backbone of my investment
philosophy. Going back to the
mid-1970s, data shows that
the best-performing stocks
consistently have been those
with the fastest earnings
growth. The recent valuation
premiums placed on selected
large-cap stocks are unusual,
and we choose instead to
value companies based on
their expected growth rather
than perceived quality or
sustainability of earnings.
"Finding those companies
with earnings-growth potential
involves a three-part process.
First, we focus on a universe
of 500-600 blue chip growth
stocks. Second, looking at
these stocks, my analysts and
I meet with company
managements to determine
which companies offer the
best future earnings growth.
Finally, we base our stock
selections on strict valuation
parameters. My goal is to
strike a good balance
between rapid earnings
growth and reasonable
valuations."
INVESTMENT CHANGES


TOP TEN STOCKS AS OF JULY 31, 1997
                                        % OF FUND'S    % OF FUND'S
                                        INVESTMENTS    INVESTMENTS
                                                       IN THESE STOCKS
                                                       6 MONTHS AGO

General Electric Co.                    3.0            2.8

Philip Morris Companies, Inc.           2.3            2.4

Intel Corp.                             2.2            1.9

Microsoft Corp.                         2.1            0.6

Merck & Co., Inc.                       1.7            2.0

Procter & Gamble Co.                    1.6            1.3

American Home Products Corp.            1.5            1.0

International Business Machines Corp.   1.4            2.2

Bristol-Myers Squibb Co.                1.4            1.4

Wal-Mart Stores, Inc.                   1.4            0.6

TOP FIVE MARKET SECTORS AS OF  JULY 31, 1997
                     % OF FUND'S    % OF FUND'S
                     INVESTMENTS    INVESTMENTS
                                    IN THESE MARKET
                                    SECTORS
                                    6 MONTHS AGO

Technology           21.4           18.9

Health               15.1           14.4

Finance              12.8           11.8

Nondurables          10.0           10.1

Retail & Wholesale   7.1            6.1

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF JULY 31, 1997 * AS OF JANUARY 31, 1997 **
Row: 1, Col: 1, Value: 4.2
Row: 1, Col: 2, Value: 45.8
Row: 1, Col: 3, Value: 50.0
Stocks 94.7%
Short-term
investments 5.3%
FOREIGN
INVESTMENTS 3.0%
Stocks 95.8%
Short-term
investments 4.2%
FOREIGN
INVESTMENTS 3.6%
Row: 1, Col: 1, Value: 5.3
Row: 1, Col: 2, Value: 44.7
Row: 1, Col: 3, Value: 50.0
*
**
INVESTMENTS JULY 31, 1997

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 95.8%
 SHARES VALUE (NOTE 1)
  (000S)
AEROSPACE & DEFENSE - 3.3%
AEROSPACE & DEFENSE - 2.9%
AlliedSignal, Inc.   1,082,600 $ 99,870
Boeing Co.   1,506,400  88,595
Lockheed Martin Corp.   749,200  79,790
Precision Castparts Corp.   651,200  40,944
Sundstrand Corp.   310,100  19,226
United Technologies Corp.   550,500  46,552
  374,977
SHIP BUILDING & REPAIR - 0.4%
General Dynamics Corp.   598,900  53,002
TOTAL AEROSPACE & DEFENSE   427,979
BASIC INDUSTRIES - 3.5%
CHEMICALS & PLASTICS - 1.9%
Air Products & Chemicals, Inc.   780,900  68,866
Monsanto Co.   1,293,200  64,418
Praxair, Inc.   1,184,500  65,296
Sealed Air Corp. (a)  404,500  18,961
Union Carbide Corp.   508,300  28,147
  245,688
PACKAGING & CONTAINERS - 0.5%
Owens-Illinois, Inc. (a)  1,608,900  55,507
PAPER & FOREST PRODUCTS - 1.1%
Fort Howard Corp. (a)  1,088,300  60,673
Kimberly-Clark Corp.   1,645,300  83,396
  144,069
TOTAL BASIC INDUSTRIES   445,264
CONSTRUCTION & REAL ESTATE - 0.7%
BUILDING MATERIALS - 0.5%
Sherwin-Williams Co.   1,862,600  59,720
CONSTRUCTION - 0.1%
Lennar Corp.   462,600  17,232
ENGINEERING - 0.1%
Fluor Corp.   234,900  14,446
TOTAL CONSTRUCTION & REAL ESTATE   91,398
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
DURABLES - 1.7%
AUTOS, TIRES, & ACCESSORIES - 0.1%
Snap-On Tools Corp.   294,250 $ 12,138
CONSUMER DURABLES - 1.1%
Corning, Inc.   743,800  45,976
Minnesota Mining & Manufacturing Co.   985,200  93,348
  139,324
HOME FURNISHINGS - 0.5%
Leggett & Platt, Inc.   1,532,300  69,528
TOTAL DURABLES   220,990
ENERGY - 4.8%
ENERGY SERVICES - 1.6%
Halliburton Co.   2,873,800  132,195
Schlumberger Ltd.   1,016,900  77,666
  209,861
OIL & GAS - 3.2%
Anadarko Petroleum Corp.   736,200  51,442
British Petroleum PLC :
 Ord.   3,295,925  45,090
 ADR   1,179,908  97,269
Burlington Resources, Inc.   1,230,000  58,118
Phillips Petroleum Co.   835,000  38,462
Royal Dutch Petroleum Co. Ord.   380,800  21,352
Royal Dutch Petroleum Co.  973,100  54,433
Texaco, Inc.   253,600  29,433
Valero Energy Corp.   180,000  7,740
  403,339
TOTAL ENERGY   613,200
FINANCE - 12.8%
BANKS - 3.1%
Bank of New York Co., Inc.   1,829,600  88,850
BankAmerica Corp.   1,671,100  126,168
First Bank System, Inc.   351,200  31,257
NationsBank Corp.   2,116,300  150,654
  396,929
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
FINANCE - CONTINUED
CREDIT & OTHER FINANCE - 2.0%
American Express Co.   1,688,543 $ 141,415
Associates First Capital Corp.   906,800  59,792
Green Tree Financial Corp.   259,000  12,205
Household International, Inc.   308,500  39,951
  253,363
FEDERAL SPONSORED CREDIT - 2.2%
Federal Home Loan Mortgage Corporation  3,098,200  111,729
Federal National Mortgage Association  3,671,700  173,717
  285,446
INSURANCE - 4.4%
Aetna, Inc.   568,950  64,825
Allstate Corp.   1,913,000  151,127
AMBAC, Inc.   805,400  68,610
American International Group, Inc.   728,400  77,575
MBIA, Inc.   592,150  69,874
Old Republic International Corp.   782,600  27,391
Provident Companies, Inc.   500,500  31,719
UNUM Corp.   1,639,000  72,936
  564,057
SAVINGS & LOANS - 0.6%
Washington Mutual, Inc.   1,137,100  78,602
SECURITIES INDUSTRY - 0.5%
Merrill Lynch & Co., Inc.   917,600  64,633
TOTAL FINANCE   1,643,030
HEALTH - 15.1%
DRUGS & PHARMACEUTICALS - 8.2%
American Home Products Corp.   2,376,200  195,888
Bristol-Myers Squibb Co.   2,348,300  184,195
Genentech, Inc. special (a)  358,500  20,703
Lilly (Eli) & Co.   538,400  60,839
Merck & Co., Inc.   2,072,300  215,390
Novartis AG (Reg.)  25,000  40,142
Pfizer, Inc.   1,191,700  71,055
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
HEALTH - CONTINUED
DRUGS & PHARMACEUTICALS - CONTINUED
Schering-Plough Corp.   2,417,800 $ 131,921
SmithKline Beecham PLC ADR  569,200  55,355
Warner-Lambert Co.   604,500  84,441
  1,059,929
MEDICAL EQUIPMENT & SUPPLIES - 4.2%
Abbott Laboratories  1,565,300  102,429
Baxter International, Inc.   1,587,100  91,754
Becton, Dickinson & Co.   1,437,000  77,059
Bergen Brunswig Corp. Class A  1,092,950  32,515
Boston Scientific Corp. (a)   398,300  28,578
Johnson & Johnson  1,897,000  118,207
Medtronic, Inc.   628,700  54,854
St. Jude Medical, Inc. (a)  817,100  33,348
  538,744
MEDICAL FACILITIES MANAGEMENT - 2.7%
Columbia/HCA Healthcare Corp.   1,399,400  45,131
HEALTHSOUTH Rehabilitation Corp. (a)   2,193,500  58,128
Health Management Associates, Inc. Class A (a)  1,894,100  60,493
Health Care & Retirement Corp. (a)  916,750  32,774
Humana, Inc. (a)  904,400  22,045
Oxford Health Plans, Inc. (a)   639,100  53,724
Tenet Healthcare Corp. (a)  2,454,300  73,476
  345,771
TOTAL HEALTH   1,944,444
INDUSTRIAL MACHINERY & EQUIPMENT - 6.8%
ELECTRICAL EQUIPMENT - 3.3%
Emerson Electric Co.   674,000  39,766
General Electric Co.   5,572,700  391,134
  430,900
INDUSTRIAL MACHINERY & EQUIPMENT - 2.6%
Case Corp.   755,400  47,165
Caterpillar, Inc.   1,292,980  72,407
Ingersoll-Rand Co.   1,043,900  71,050
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
INDUSTRIAL MACHINERY & EQUIPMENT - CONTINUED
INDUSTRIAL MACHINERY & EQUIPMENT - CONTINUED
Stanley Works  1,405,500 $ 63,687
Tyco International Ltd.  956,600  77,485
  331,794
POLLUTION CONTROL - 0.9%
Browning-Ferris Industries, Inc.   1,533,300  56,732
USA Waste Services, Inc. (a)  1,349,600  54,406
  111,138
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   873,832
MEDIA & LEISURE - 4.2%
ENTERTAINMENT - 0.7%
Disney (Walt) Co.   680,300  54,977
MGM Grand, Inc. (a)  1,175,800  40,565
  95,542
LODGING & GAMING - 2.3%
HFS, Inc. (a)  1,169,290  68,111
Hilton Hotels Corp.   1,025,700  32,245
ITT Corp. (a)  634,500  40,568
Marriott International, Inc.   1,606,730  110,463
Mirage Resorts, Inc. (a)   1,489,400  39,841
  291,228
PUBLISHING - 0.8%
Cognizant Corp.   1,111,200  47,365
New York Times Co. (The) Class A  458,400  23,035
Times Mirror Co. Class A  648,000  35,397
  105,797
RESTAURANTS - 0.4%
McDonald's Corp.   837,500  45,016
TOTAL MEDIA & LEISURE   537,583
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
NONDURABLES - 10.0%
AGRICULTURE - 0.4%
Pioneer Hi-Bred International, Inc.   598,000 $ 44,252
BEVERAGES - 2.0%
Coca-Cola Co. (The)  1,462,700  101,292
PepsiCo, Inc.   4,206,400  161,158
  262,450
FOODS - 2.0%
Campbell Soup Co.   706,100  36,629
Hershey Foods Corp.   986,100  54,482
Ralston Purina Co.   765,100  69,050
Sara Lee Corp.   1,118,300  48,996
Sysco Corp.   1,357,000  50,633
  259,790
HOUSEHOLD PRODUCTS - 2.8%
Avon Products, Inc.   583,700  42,355
Clorox Co.   330,000  46,076
Gillette Co.   662,900  65,627
Procter & Gamble Co.   1,333,300  202,828
  356,886
TOBACCO - 2.8%
Philip Morris Companies, Inc.   6,660,500  300,555
RJR Nabisco Holdings Corp.   1,935,841  63,520
  364,075
TOTAL NONDURABLES   1,287,453
PRECIOUS METALS - 0.1%
Newmont Mining Corp.   438,600  18,092
RETAIL & WHOLESALE - 7.1%
APPAREL STORES - 0.2%
Gap, Inc.   638,000  28,351
DRUG STORES - 0.7%
Rite Aid Corp.   1,831,800  95,139
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
RETAIL & WHOLESALE - CONTINUED
GENERAL MERCHANDISE STORES - 2.2%
Sears, Roebuck & Co.   1,533,200 $ 97,071
Wal-Mart Stores, Inc.   4,874,600  183,102
  280,173
GROCERY STORES - 1.5%
American Stores Co.   2,390,900  60,370
Kroger Co. (The) (a)  957,100  28,294
Safeway, Inc. (a)  1,900,100  101,893
  190,557
RETAIL & WHOLESALE, MISCELLANEOUS - 2.5%
Circuit City Stores, Inc. - Circuit City Group  987,110  35,783
Home Depot, Inc.  1,784,250  88,989
Lowe's Companies, Inc.   1,691,700  63,650
Staples, Inc. (a)  1,403,200  35,255
Toys "R" Us, Inc. (a)   2,508,300  85,439
Viking Office Products, Inc. (a)   353,400  7,090
  316,206
TOTAL RETAIL & WHOLESALE   910,426
SERVICES - 1.9%
ADVERTISING - 0.6%
Omnicom Group, Inc.   1,204,700  84,102
SERVICES - 1.3%
AccuStaff, Inc. (a)  2,402,800  65,476
Block (H&R), Inc.   745,700  28,570
Robert Half International, Inc. (a)   347,600  19,140
Service Corp. International  1,479,200  50,293
  163,479
TOTAL SERVICES   247,581
TECHNOLOGY - 21.4%
COMMUNICATIONS EQUIPMENT - 2.5%
Alcatel Alsthom Compagnie Generale d'Electricite SA
sponsored ADR  100,000  2,700
Alcatel Alsthom Compagnie Generale d'Electricite SA  500,000  65,259
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TECHNOLOGY - CONTINUED
COMMUNICATIONS EQUIPMENT - CONTINUED
Ascend Communications, Inc. (a)  1,078,000 $ 58,616
Aspect Telecommunications Corp. (a)   1,375,500  29,079
Cisco Systems, Inc. (a)  1,099,100  87,447
Lucent Technologies, Inc.   988,721  83,979
  327,080
COMPUTER SERVICES & SOFTWARE - 6.1%
Automatic Data Processing, Inc.   1,580,690  78,244
BMC Software, Inc. (a)  753,900  45,422
CUC International, Inc. (a)   2,815,550  69,333
Ceridian Corp. (a)  554,841  24,274
Computer Associates International, Inc.   432,400  29,430
DST Systems, Inc. (a)   674,600  23,485
Equifax, Inc.   460,800  15,638
First Data Corp.   1,089,700  47,538
HBO & Co.   537,900  41,620
Microsoft Corp. (a)  1,887,000  267,011
Oracle Systems Corp. (a)  1,519,800  82,734
PeopleSoft, Inc. (a)  394,800  23,096
SunGard Data Systems, Inc. (a)   880,500  41,384
  789,209
COMPUTERS & OFFICE EQUIPMENT - 5.2%
Adaptec, Inc. (a)  1,645,200  69,304
Compaq Computer Corp. (a)  1,940,500  110,851
Dell Computer Corp. (a)  614,300  52,523
EMC Corp. (a)  955,300  48,243
Fore Systems, Inc. (a)  1,974,000  31,707
Hewlett-Packard Co.   700,300  49,065
International Business Machines Corp.   1,762,600  186,395
Pitney Bowes, Inc.   1,523,000  114,415
  662,503
ELECTRONIC INSTRUMENTS - 0.7%
Applied Materials, Inc. (a)  973,800  89,468
ELECTRONICS - 6.9%
Altera Corp. (a)  850,500  51,349
Intel Corp.   3,025,360  277,766
Linear Technology Corp.   1,641,990  109,808
Maxim Integrated Products, Inc. (a)  1,087,700  75,187
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TECHNOLOGY - CONTINUED
ELECTRONICS - CONTINUED
Micron Technology, Inc. (a)  1,824,200 $ 88,816
Motorola, Inc.   2,062,600  165,653
Texas Instruments, Inc.   993,400  114,241
  882,820
TOTAL TECHNOLOGY   2,751,080
TRANSPORTATION - 0.2%
RAILROADS - 0.2%
CSX Corp.   516,100  31,869
UTILITIES - 2.2%
TELEPHONE SERVICES - 2.2%
BellSouth Corp.   327,300  15,506
Cincinnati Bell, Inc.   1,924,200  57,726
LCI International, Inc. (a)  30,400  606
MCI Communications Corp.   683,900  24,150
SBC Communications, Inc.   1,620,800  95,931
WorldCom, Inc. (a)  2,634,100  92,029
  285,948
TOTAL COMMON STOCKS
(Cost $8,809,509)   12,330,169
CASH EQUIVALENTS - 4.2%
Taxable Central Cash Fund (b)
(Cost $537,595)  537,595,219  537,595
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $9,347,104)  $ 12,867,764
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.66%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
INCOME TAX INFORMATION
At July 31,1997, the aggregate cost of investment securities for income tax purposes was $9,360,182,000. Net unrealized appreciation aggregated $3,507,582,000, of which $3,559,345,000 related to appreciated investment securities and $51,763,000 related to depreciated investment securities. The fund hereby designates approximately $33,731,000 as a capital gain dividend for the purpose of the dividend paid deduction.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNTS) JULY 31, 1997

ASSETS

Investment in securities, at value (cost $9,347,104) -                      $ 12,867,764
See accompanying schedule

Receivable for investments sold                                              59,974

Receivable for fund shares sold                                              20,159

Dividends receivable                                                         12,885

Other receivables                                                            506

 TOTAL ASSETS                                                                12,961,288

LIABILITIES

Payable for investments purchased                                $ 58,602

Payable for fund shares redeemed                                  17,309

Accrued management fee                                            4,940

Other payables and accrued expenses                               3,137

 TOTAL LIABILITIES                                                           83,988

NET ASSETS                                                                  $ 12,877,300

Net Assets consist of:

Paid in capital                                                             $ 8,931,571

Undistributed net investment income                                          55,275

Accumulated undistributed net realized gain (loss) on                        369,813
investments and foreign currency transactions

Net unrealized appreciation (depreciation) on                                3,520,641
investments and assets and liabilities in foreign
currencies

NET ASSETS, for 312,497 shares outstanding                                  $ 12,877,300

NET ASSET VALUE and redemption price per share                               $41.21
($12,877,300 (divided by) 312,497 shares)

Maximum offering price per share (100/97.00 of $41.21)                       $42.48


STATEMENT OF OPERATIONS

AMOUNTS IN THOUSANDS  YEAR ENDED JULY 31, 1997

INVESTMENT INCOME                                                       $ 131,194
Dividends

Interest                                                                 29,028

 TOTAL INCOME                                                            160,222

EXPENSES

Management fee                                             $ 60,406
Basic fee

 Performance adjustment                                     (9,479)

Transfer agent fees                                         27,028

Accounting fees and expenses                                825

Non-interested trustees' compensation                       62

Custodian fees and expenses                                 261

Registration fees                                           810

Audit                                                       107

Legal                                                       43

Miscellaneous                                               43

 Total expenses before reductions                           80,106

 Expense reductions                                         (1,746)      78,360

NET INVESTMENT INCOME                                                    81,862

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                      397,171

 Foreign currency transactions                              (92)         397,079

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                      3,376,601

 Assets and liabilities in foreign currencies               (17)         3,376,584

NET GAIN (LOSS)                                                          3,773,663

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                         $ 3,855,525
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS                                      YEAR ENDED     YEAR ENDED
                                                          JULY 31,       JULY 31,
                                                          1997           1996

INCREASE (DECREASE) IN NET ASSETS

Operations                                                $ 81,862       $ 85,559
Net investment income

 Net realized gain (loss)                                  397,079        964,681

 Change in net unrealized appreciation (depreciation)      3,376,584      (900,783)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           3,855,525      149,457
FROM OPERATIONS

Distributions to shareholders                              (77,278)       (28,183)
From net investment income

 From net realized gain                                    (604,630)      (542,584)

 TOTAL DISTRIBUTIONS                                       (681,908)      (570,767)

Share transactions                                         3,742,863      4,526,720
Net proceeds from sales of shares

 Reinvestment of distributions                             668,511        555,579

 Cost of shares redeemed                                   (2,887,001)    (2,903,085)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           1,524,373      2,179,214
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                  4,697,990      1,757,904

NET ASSETS

 Beginning of period                                       8,179,310      6,421,406

 End of period (including undistributed net investment    $ 12,877,300   $ 8,179,310
income of $55,275 and $62,593, respectively)

OTHER INFORMATION
Shares

 Sold                                                      109,213        143,962

 Issued in reinvestment of distributions                   22,656         17,421

 Redeemed                                                  (85,260)       (92,535)

 Net increase (decrease)                                   46,609         68,848


FINANCIAL HIGHLIGHTS

                                    YEARS ENDED JULY 31,

                                    1997                   1996      1995      1994 D    1993

SELECTED PER-SHARE DATA

Net asset value, beginning          $ 30.76                $ 32.59   $ 25.14   $ 25.72   $ 22.02
of period

Income from Investment
Operations

 Net investment income               .28 C                  .34       .07 C     .12       .10

 Net realized and                    12.70                  .42       7.96      3.43      4.36
 unrealized gain (loss)

 Total from investment               12.98                  .76       8.03      3.55      4.46
 operations

Less Distributions

 From net investment income          (.28)                  (.12)     -         (.01)     (.14)

 From net realized gain              (2.25)                 (2.47)    (.58)     (4.12)    (.62)

 Total distributions                 (2.53)                 (2.59)    (.58)     (4.13)    (.76)

Net asset value, end of period      $ 41.21                $ 30.76   $ 32.59   $ 25.14   $ 25.72

TOTAL RETURN A, B                    45.50%                 2.19%     32.64%    14.95%    20.86%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period           $ 12,877               $ 8,179   $ 6,421   $ 2,229   $ 788
(in millions)

Ratio of expenses to average         .80%                   .98%      1.05%     1.27%     1.25%
net assets

Ratio of expenses to average net     .78%                   .95%      1.02%     1.22%     1.25%
assets after expense reductions     E                      E         E         E

Ratio of net investment income       .81%                   1.10%     .25%      .21%      .46%
to average net assets

Portfolio turnover rate              51%                    206%      182%      271%      319%

Average commission rate F           $ .0441


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D EFFECTIVE AUGUST 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
F FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
NOTES TO FINANCIAL STATEMENTS
For the period ended July 31, 1997




1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Blue Chip Growth Fund (the fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities)for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INVESTMENT INCOME - CONTINUED
securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
2. OPERATING POLICIES - CONTINUED
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by FMR Texas, an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions received by the fund are recorded as interest income in the accompanying financial statements.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $5,882,345,000 and $4,833,152,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of ".20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .51% of average net assets after the performance adjustment.
SALES LOAD. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the fund. FDC is paid a 3% sales charge on sales of shares of the fund. Prior to October 12, 1990, FDC was paid a 2% sales charge and a 1% deferred sales charge. Shares purchased before October 12, 1990 are subject to a 1% deferred sales charge upon redemption. For the period, FDC received sales charges and deferred sales charges of $2,962,000 and $23,000, respectively, on sales of shares of the fund. TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .27% of average net assets.
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $1,359,000 for the period.
5. EXPENSE REDUCTIONS.
 FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $1,246,000 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $4,000 and $496,000, respectively, under these arrangements.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Blue Chip Growth Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Securities Fund: Fidelity Blue Chip Growth Fund, including the schedule of portfolio investments, as of July 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Securities Fund: Fidelity Blue Chip Growth Fund as of July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
/s/COOPERS & LYBRAND L.L.P.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
September 8, 1997
DISTRIBUTIONS


The Board of Trustees of Fidelity Blue Chip Growth Fund voted to pay on September 8, 1997, to shareholders of record at the opening of business on September 5, 1997, a distribution of $1.13 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.16 per share from net investment income.
A total of 4.89% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
A total of 26.64% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders. The fund will notify shareholders in January 1998 of these percentages for use in preparing 1997 income tax returns.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day. BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)TOUCHTONE
XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.
1
 For quotes.*
2
 For account balances and holdings.
3
 To review orders and mutual
fund activity.
4
 To change your PIN.
5
  To speak to a Fidelity representative.
*
0
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services. (PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)FIDELITY'S WEB
SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI.
SM
(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL
VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT
YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO
ASSURANCE THAT
MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN
INVESTMENT
IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.
TOTAL
RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS
AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)(LETTER_GRAPHIC)(LETTER_GRAPHIC)(LETTER_GRAPHIC)MAKING
CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)(LETTER_GRAPHIC)(LETTER_GRAPHIC)(LETTER_GRAPHIC)FOR
NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 193
Boston, MA 02210-0193
(LETTER_GRAPHIC)(LETTER_GRAPHIC)(LETTER_GRAPHIC)(LETTER_GRAPHIC)FOR
RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
William J. Hayes, Vice President
Abigail Johnson, Vice President
John McDowell, Vice President
Arthur S. Loring, Secretary
Richard A. Silver, Treasurer
Robert H. Morrison, Manager,
 Security Transactions
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
FIDELITY'S GROWTH FUNDS
Blue Chip Growth Fund
Capital Appreciation Fund
Contrafund
Disciplined Equity Fund
Dividend Growth Fund
Emerging Growth Fund
Export and Multinational Fund
Fidelity Fifty
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium(trademark) Fund
OTC Portfolio
Retirement Growth Fund
Small Cap Stock Fund
Stock Selector
TechnoQuant(trademark) Growth Fund
Trend Fund
Value Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress  1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE

FIDELITY


(REGISTERED TRADEMARK)
DIVIDEND GROWTH
FUND
ANNUAL REPORT
JULY 31, 1997
CONTENTS


PRESIDENT'S MESSAGE      3    Ned Johnson on investing
                              strategies.

PERFORMANCE              4    How the fund has done over time.

FUND TALK                6    The manager's review of fund
                              performance, strategy and outlook.

INVESTMENT CHANGES       9    A summary of major shifts in the
                              fund's investments over the past six
                              months.

INVESTMENTS              10   A complete list of the fund's
                              investments with their market
                              values.

FINANCIAL STATEMENTS     19   Statements of assets and liabilities,
                              operations, and changes in net
                              assets,
                              as well as financial highlights.

NOTES                    23   Notes to the financial statements.

REPORT OF INDEPENDENT    28   The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS            29

To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
PRESIDENT'S MESSAGE



(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
Through the first seven months of 1997, stock and bond markets experienced the kind of short-term volatility that can affect them periodically. The stock market rebounded strongly from its early spring correction to continue on its record-setting pace, as seen by the roughly 30% year-to-date gain by the Standard & Poor's 500 Index. The bond market posted moderate returns over the past seven months, as positive news on the inflation front helped soften the effects of a hike in short-term interest rates by the Federal Reserve Board in late March.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED JULY 31, 1997           PAST 1   LIFE OF
                                      YEAR     FUND

Fidelity Dividend Growth              49.21%   183.46%

S&P 500(registered trademark)         52.14%   144.95%

Growth Funds Average                  42.90%   n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on April 27, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's return to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 764 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JULY 31, 1997    PAST 1   LIFE OF
                               YEAR     FUND

Fidelity Dividend Growth       49.21%   27.66%

S&P 500                        52.14%   23.37%

Growth Funds Average           42.90%   n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19970731 19970811 104637 S00000000000001
             Dividend Growth             S&P 500
             00330                       SP001
  1993/04/27      10000.00                    10000.00
  1993/04/30      10150.00                    10155.08
  1993/05/31      10480.00                    10427.23
  1993/06/30      10700.00                    10457.47
  1993/07/31      10800.00                    10415.64
  1993/08/31      11550.00                    10810.40
  1993/09/30      11820.00                    10727.16
  1993/10/31      12080.00                    10949.21
  1993/11/30      11680.00                    10845.19
  1993/12/31      12171.52                    10976.42
  1994/01/31      12493.15                    11349.62
  1994/02/28      12302.18                    11042.04
  1994/03/31      11715.49                    10560.61
  1994/04/30      11786.37                    10695.78
  1994/05/31      11604.11                    10871.20
  1994/06/30      11310.46                    10604.85
  1994/07/31      11826.87                    10952.69
  1994/08/31      12616.68                    11401.75
  1994/09/30      12485.05                    11122.41
  1994/10/31      13041.96                    11372.66
  1994/11/30      12474.92                    10958.47
  1994/12/31      12691.18                    11120.98
  1995/01/31      12732.22                    11409.35
  1995/02/28      13142.60                    11853.97
  1995/03/31      13768.44                    12203.78
  1995/04/30      14404.54                    12563.19
  1995/05/31      14907.26                    13065.34
  1995/06/30      15728.03                    13368.84
  1995/07/31      16456.47                    13812.15
  1995/08/31      16528.28                    13846.82
  1995/09/30      16956.49                    14431.16
  1995/10/31      16359.88                    14379.64
  1995/11/30      17176.30                    15010.91
  1995/12/31      17454.52                    15300.02
  1996/01/31      17928.35                    15820.83
  1996/02/29      18479.31                    15967.49
  1996/03/31      18964.16                    16121.25
  1996/04/30      19845.70                    16358.88
  1996/05/31      20484.81                    16780.78
  1996/06/30      19933.85                    16844.71
  1996/07/31      18997.21                    16100.51
  1996/08/31      19614.29                    16440.07
  1996/09/30      20604.68                    17365.32
  1996/10/31      21100.90                    17844.26
  1996/11/30      22533.19                    19193.10
  1996/12/31      22715.29                    18812.89
  1997/01/31      23405.00                    19988.32
  1997/02/28      23472.84                    20145.02
  1997/03/31      22443.92                    19317.27
  1997/04/30      23631.13                    20470.51
  1997/05/31      24987.95                    21716.75
  1997/06/30      26141.23                    22689.66
  1997/07/31      28357.36                    24495.08
IMATRL PRASUN   SHR__CHT 19970731 19970811 104639 R00000000000055

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Dividend Growth Fund on April 27, 1993, when the fund started. As the chart shows, by July 31, 1997, the value of the investment would have grown to $28,346 - a 183.46% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $24,495 - a 144.95% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn,
the share price and return of
a fund that invests in stocks
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Moderate economic growth and
subdued inflation helped create
an almost perfect investing
environment for the U.S. stock
market, which posted
exceptionally strong returns for the
12 months that ended July 31,
1997. The Standard & Poor's 500
Index returned 52.14% during the
period - well above its long-term
annual average of about 11%.
The stock market spent much of
the period breaking price and
trading volume records. Solid
corporate earnings, large inflows
into mutual funds, widespread
optimism and a generally
favorable interest-rate backdrop
propelled share prices higher,
especially among
large-capitalization stocks.
Concerns in March and April over
higher interest rates and the
possibility of weaker corporate
earnings provided the only
significant pause in the stock
market's upward climb. Higher
interest rates tend to slow
economic growth and increase
borrowing costs. When the
Federal Reserve Board raised a
key short-term interest rate in
March, the stock market - already
at historically high valuations -
sold off sharply through mid-April,
when positive news on the
inflation front emerged. From that
point through the end of the
period, the market soared ever
higher, with the Dow Jones
Industrial Average breaking
through the 8000 mark for the first
time in July on its way to finishing
above 8200 at the end of the
period. The market broadened to
include many small- and
mid-capitalization stocks during
this latest rally.
An interview with Charles Mangum, Portfolio Manager of Fidelity Dividend Growth Fund
Q. HOW DID THE FUND PERFORM, CHARLES?
A. For the 12 months that ended July 31, 1997, the fund returned 49.21%. This beat the growth funds average, as tracked by Lipper Analytical Services, which returned 42.90% over the same period. The Standard & Poor's 500 Index had a 12-month return of 52.14% as of July 31, 1997.
Q. WHAT ACCOUNTED FOR THE FUND'S STRONG PERFORMANCE?
A. The fund benefited from its increased exposure to large-capitalization stocks - those with market capitalizations of $1 billion or more - as these stocks figured prominently in the market's upward move. In addition, the fund's three largest sector exposures during the period - health, finance and technology - performed extremely well.
Q. CAN YOU EXPLAIN WHY THE FUND BEAT ITS PEERS, YET TRAILED THE S&P 500?
A. When I took over the fund last January, it had a bias towards smaller stocks. This was due to the investment style of the previous manager - Steve Wymer - who did a fantastic job focusing on unique spin-off or restructuring stories. My style - while staying within the fund's investment objective - is a bit different. In looking for stocks that have solid dividend-paying characteristics, I focus on a company's revenue growth prospects. To me, if a company offers good revenue growth potential, its stock should perform well. That being said, I think the overall emphasis toward larger stocks helped the fund post a higher return than its peer group. While many diversified stock fund managers had difficulty beating the S&P 500, some of the fund's relative underperformance may be traced back to the transition period where I was trying to move out of the smaller stocks and into the larger ones. This took a little while, but the large-cap rally didn't take a break. In addition, the fund's low exposure to several big-name technology stocks - relative to the index - hurt performance.
Q. SINCE JULY 1996, THE FUND'S EXPOSURE TO HEALTH STOCKS HAS JUMPED FROM APPROXIMATELY 3% TO AROUND 17%. WHAT'S THE ATTRACTION?
A. Pharmaceutical stocks have been the key to the fund's increased health exposure. Through the first six months of 1997, U.S. pharmaceutical company sales were up 15%, which is exciting against a backdrop of 3% gross domestic product - or GDP - growth. New product development and increased prescription drug utilization among consumers have helped these stocks perform well. Over the past five years, the lead time for getting a new drug approved has dwindled from around 36 months to just 12 months, making it easier for these companies to roll out new products at a swifter pace. As a result, you'll see names such as Johnson & Johnson, Bristol-Myers Squibb and Schering-Plough sprinkled among the fund's current top holdings.
Q. WHAT ABOUT SOME OF THE FUND'S OTHER SECTOR EXPOSURES?
A. I found the finance and technology sectors appealing and raised the fund's positions in each group during the period. Finance stocks were inexpensive relative to other groups, and my research indicated good long-term growth prospects. These stocks slowed down somewhat when the Federal Reserve Board hiked interest rates in March, but they've since rebounded to become positive contributors. Technology stocks also performed well, but even though I increased the fund's holdings I still was underweighted relative to the S&P. A few big name tech companies announced earnings disappointments in early 1997 and this concerned me. In hindsight, while the fund's technology positions helped, I should have had a higher exposure.
Q. YOU MENTIONED PHARMACEUTICAL STOCKS AS BEING POSITIVE CONTRIBUTORS. WHICH STOCKS PROVED DISAPPOINTING?
A. Stocks such as Tupperware - which the fund no longer owned at the end of July - hurt performance, as did investments in local telephone companies.
Q. WHAT'S IN STORE FOR THE COMING MONTHS?
A. Shareholders should expect to see more of the same as I continue to look for good opportunities in the health, finance and technology groups. I don't spend a lot of time predicting interest-rate movements because I don't think anyone has proven they can do it successfully on a consistent basis. As long as companies continue to grow their earnings, stocks will continue to be attractive investments.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: to increase the value
of the fund's shares by
investing mainly in common
stocks of well-known and
established companies
FUND NUMBER: 312
TRADING SYMBOL: FBGRX
START DATE: December
31,1987
SIZE: as of July 31, 1997,
more than $12.8 billion
MANAGER: John McDowell,
since 1996; leader, Fidelity
Growth Funds Group;
manager, Fidelity
Management Trust
Company; manager,
Fidelity Large Cap Stock
Fund, 1995-1996; joined
Fidelity in 1985
(checkmark)
JOHN MCDOWELL STRESSES THE
IMPORTANCE OF EARNINGS
GROWTH:
"Earnings growth is the
backbone of my investment
philosophy. Going back to the
mid-1970s, data shows that
the best-performing stocks
consistently have been those
with the fastest earnings
growth. The recent valuation
premiums placed on selected
large-cap stocks are unusual,
and we choose instead to
value companies based on
their expected growth rather
than perceived quality or
sustainability of earnings.
"Finding those companies
with earnings-growth potential
involves a three-part process.
First, we focus on a universe
of 500-600 blue chip growth
stocks. Second, looking at
these stocks, my analysts and
I meet with company
managements to determine
which companies offer the
best future earnings growth.
Finally, we base our stock
selections on strict valuation
parameters. My goal is to
strike a good balance
between rapid earnings
growth and reasonable
valuations."
INVESTMENT CHANGES


TOP TEN STOCKS AS OF JULY 31, 1997
                                % OF FUND'S    % OF FUND'S
                                INVESTMENTS    INVESTMENTS
                                               IN THESE STOCKS
                                               6 MONTHS AGO

Schering-Plough Corp.           4.2            1.9

General Electric Co.            2.9            3.0

Philip Morris Companies, Inc.   2.6            2.4

Johnson & Johnson               2.3            1.9

Bristol-Myers Squibb Co.        2.3            1.2

Texas Instruments, Inc.         2.0            0.0

Intel Corp.                     2.0            2.8

American Home Products Corp.    2.0            0.8

Citicorp                        2.0            1.6

Merck & Co., Inc.               1.8            0.8

TOP FIVE MARKET SECTORS AS OF JULY 31, 1997
                                   % OF FUND'S    % OF FUND'S
                                   INVESTMENTS    INVESTMENTS
                                                  IN THESE MARKET
                                                  SECTORS
                                                  6 MONTHS AGO

Health                             17.1           11.0

Finance                            16.8           11.6

Technology                         14.2           11.0

Retail & Wholesale                 7.6            5.5

Industrial Machinery & Equipment   6.1            5.9

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF JULY 31, 1997 * AS OF JANUARY 31, 1997 **

Row: 1, Col: 1, Value: 4.2
Row: 1, Col: 2, Value: 1.9
Row: 1, Col: 3, Value: 43.9
Row: 1, Col: 4, Value: 50.0
Stocks  92.6%
Bonds 0.6%
Short-term
investments 6.8%
FOREIGN
INVESTMENTS 2.8%
Stocks  94.9%
Bonds 0.9%
Short-term
investments 4.2%
FOREIGN
INVESTMENTS 5.9%
Row: 1, Col: 1, Value: 6.8
Row: 1, Col: 2, Value: 1.6
Row: 1, Col: 3, Value: 41.6
Row: 1, Col: 4, Value: 50.0
*
**
INVESTMENTS JULY 31, 1997

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 93.9%
 SHARES VALUE (NOTE 1)
  (000S)
AEROSPACE & DEFENSE - 6.0%
AEROSPACE & DEFENSE - 4.9%
AlliedSignal, Inc.   460,000 $ 42,435
Fairchild Corp. Class A (a)  107,900  2,428
Lockheed Martin Corp.   275,600  29,351
Primex Technologies, Inc. (c)  289,900  8,987
Rockwell International Corp.   365,800  24,006
Sundstrand Corp.   528,200  32,748
Textron, Inc.   255,600  17,908
Thiokol Corp.   483,900  35,960
United Technologies Corp.   252,100  21,318
  215,141
DEFENSE ELECTRONICS - 0.4%
Raytheon Co.   274,600  15,343
SHIP BUILDING & REPAIR - 0.7%
General Dynamics Corp.   356,500  31,550
TOTAL AEROSPACE & DEFENSE   262,034
BASIC INDUSTRIES - 3.2%
CHEMICALS & PLASTICS - 1.5%
du Pont (E.I.) de Nemours & Co.   90,000  6,024
Hercules, Inc.   286,700  15,231
Union Carbide Corp.   268,500  14,868
W.R. Grace & Co.   481,000  29,582
  65,705
METALS & MINING - 0.3%
Aluminum Co. of America  165,100  14,611
PAPER & FOREST PRODUCTS - 1.4%
American Pad & Paper Co. (a)(c)  1,689,100  39,694
Kimberly-Clark Corp.   381,500  19,337
  59,031
TOTAL BASIC INDUSTRIES   139,347
CONSTRUCTION & REAL ESTATE - 1.7%
BUILDING MATERIALS - 0.8%
Masco Corp.   794,900  37,261
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
CONSTRUCTION & REAL ESTATE - CONTINUED
REAL ESTATE - 0.4%
Stewart Enterprises, Inc. Class A  370,000 $ 16,003
REAL ESTATE INVESTMENT TRUSTS - 0.5%
Alexandria Real Estate Equities, Inc.  312,000  7,702
Bedford Property Investors, Inc.   77,400  1,543
Glenborough Realty Trust, Inc.   91,500  2,179
Public Storage, Inc.   234,800  6,971
Tanger Factory Outlet Centers, Inc.   142,700  4,067
  22,462
TOTAL CONSTRUCTION & REAL ESTATE   75,726
DURABLES - 2.9%
AUTOS, TIRES, & ACCESSORIES - 0.5%
Lear Corp. (a)  274,900  13,161
Tower Automotive, Inc. (a)  150,000  6,797
  19,958
CONSUMER DURABLES - 1.2%
Minnesota Mining & Manufacturing Co.   568,400  53,856
CONSUMER ELECTRONICS - 1.2%
Newell Co.   494,000  20,717
Philips Electronics NV  412,100  33,715
  54,432
TOTAL DURABLES   128,246
ENERGY - 5.2%
OIL & GAS - 5.2%
British Petroleum PLC ADR  764,600  63,031
Monterey Resources, Inc.   342,185  5,218
Royal Dutch Petroleum Co.   680,000  38,038
Santa Fe Energy Resources, Inc. (a)  904,500  7,801
Texaco, Inc.   440,000  51,068
Tosco Corp.   178,200  5,580
Total SA sponsored ADR  1,014,700  51,179
Ultramar Diamond Shamrock Corp.   130,500  4,339
  226,254
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
FINANCE - 16.5%
BANKS - 6.4%
BankAmerica Corp.   948,200 $ 71,589
Citicorp  633,300  85,970
Comerica, Inc.   539,900  40,830
First Bank System, Inc.   170,000  15,130
First Security Corp.   395,200  10,621
NationsBank Corp.   500,000  35,594
Norwest Corp.   346,500  21,851
  281,585
CREDIT & OTHER FINANCE - 1.6%
American Express Co.   358,392  30,016
Associates First Capital Corp.   466,400  30,753
Transamerica Corp.   99,400  10,027
  70,796
FEDERAL SPONSORED CREDIT - 1.3%
Federal National Mortgage Association  1,219,000  57,674
INSURANCE - 5.4%
Allmerica Financial Corp.   638,100  28,236
Allstate Corp.   376,200  29,720
AMBAC, Inc.   173,100  14,746
American International Group, Inc.   333,300  35,496
CapMAC Holdings, Inc.   16,100  449
Conseco, Inc.   954,200  38,884
Protective Life Corp.   307,200  15,629
Provident Companies, Inc.   226,100  14,329
SunAmerica, Inc.   200,000  12,100
Torchmark Corp.   281,600  22,422
UNUM Corp.   537,200  23,905
  235,916
SAVINGS & LOANS - 1.8%
Charter One Financial Corp.   484,500  28,071
Washington Mutual, Inc.   704,000  48,664
  76,735
TOTAL FINANCE   722,706
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
HEALTH - 16.7%
DRUGS & PHARMACEUTICALS - 10.6%
American Home Products Corp.   1,059,800 $ 87,367
Bristol-Myers Squibb Co.   1,288,400  101,059
Merck & Co., Inc.   742,100  77,132
Rhone Poulenc SA Class A  230,000  9,685
Schering-Plough Corp.   3,390,500  184,994
Zonagen, Inc. (a)  75,000  2,203
  462,440
MEDICAL EQUIPMENT & SUPPLIES - 4.7%
Baxter International, Inc.   410,900  23,755
Becton, Dickinson & Co.   467,200  25,054
Johnson & Johnson  1,630,700  101,613
McKesson Corp.  439,200  38,073
Nellcor Puritan Bennett, Inc. (a)  684,100  19,283
  207,778
MEDICAL FACILITIES MANAGEMENT - 1.4%
Columbia/HCA Healthcare Corp.   739,800  23,859
Integramed America, Inc. (a)(c)  508,800  922
Oxford Health Plans, Inc. (a)  76,200  6,406
United HealthCare Corp.   514,600  29,332
  60,519
TOTAL HEALTH   730,737
HOLDING COMPANIES - 1.0%
Norfolk Southern Corp.   392,500  43,468
INDUSTRIAL MACHINERY & EQUIPMENT - 6.1%
ELECTRICAL EQUIPMENT - 3.5%
Corsair Communications, Inc.   1,400  28
General Electric Co.   1,826,000  128,162
General Signal Corp.   468,700  23,054
  151,244
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
INDUSTRIAL MACHINERY & EQUIPMENT - CONTINUED
INDUSTRIAL MACHINERY & EQUIPMENT - 1.7%
Cooper Industries, Inc.   524,200 $ 29,126
Illinois Tool Works, Inc.   763,500  39,607
Stanley Works  136,500  6,185
  74,918
POLLUTION CONTROL - 0.9%
USA Waste Services, Inc. (a)  449,700  18,129
Waste Management, Inc.   681,900  21,820
  39,949
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   266,111
MEDIA & LEISURE - 3.2%
BROADCASTING - 1.1%
Clear Channel Communications, Inc. (a)  284,000  17,679
Time Warner, Inc.   562,200  30,675
  48,354
ENTERTAINMENT - 0.3%
Disney (Walt) Co.   90,000  7,273
Viacom, Inc. Class B (non-vtg.) (a)  198,500  6,129
  13,402
LODGING & GAMING - 1.1%
ITT Corp. (a)  732,900  46,860
PUBLISHING - 0.6%
Cognizant Corp.   173,300  7,387
Tribune Co.   359,400  19,026
  26,413
RESTAURANTS - 0.1%
CKE Restaurants, Inc.   87,200  3,019
TOTAL MEDIA & LEISURE   138,048
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
NONDURABLES - 5.5%
BEVERAGES - 0.3%
PepsiCo, Inc.   350,000 $ 13,409
FOODS - 0.7%
Earthgrains Co.   400,344  14,663
Sara Lee Corp.   395,100  17,310
  31,973
HOUSEHOLD PRODUCTS - 1.8%
Alberto-Culver Co. Class A (c)  1,537,500  36,805
Procter & Gamble Co.   136,200  20,719
Unilever NV ADR  90,800  19,794
  77,318
TOBACCO - 2.7%
Philip Morris Companies, Inc.   2,554,700  115,281
Schweitzer-Mauduit International, Inc.   107,400  4,195
  119,476
TOTAL NONDURABLES   242,176
RETAIL & WHOLESALE - 7.6%
APPAREL STORES - 1.2%
Gap, Inc.   810,100  35,999
Payless ShoeSource, Inc. (a)  243,256  14,960
  50,959
DRUG STORES - 0.7%
CVS Corp.   540,500  30,740
GENERAL MERCHANDISE STORES - 3.2%
Proffitts, Inc. (a)  1,251,600  66,335
Wal-Mart Stores, Inc.   2,000,000  75,125
  141,460
GROCERY STORES - 1.0%
American Stores Co.   831,000  20,983
Safeway, Inc. (a)  412,100  22,099
  43,082
RETAIL & WHOLESALE, MISCELLANEOUS - 1.5%
Home Depot, Inc.   1,290,000  64,339
TOTAL RETAIL & WHOLESALE   330,580
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
SERVICES - 2.0%
ADVERTISING - 1.5%
Interpublic Group of Companies, Inc.   600,000 $ 26,850
Omnicom Group, Inc.   529,800  36,987
  63,837
SERVICES - 0.5%
Borg Warner Security Corp. (a)  766,900  13,277
Cintas Corp.   148,900  9,753
  23,030
TOTAL SERVICES   86,867
TECHNOLOGY - 14.0%
COMMUNICATIONS EQUIPMENT - 0.6%
Alcatel Alsthom Compagnie Generale d'Electricite SA
sponsored ADR  1,021,800  27,589
COMPUTER SERVICES & SOFTWARE - 4.2%
CUC International, Inc. (a)  1,416,500  34,882
Cadence Design Systems, Inc. (a)  300,000  13,331
CompUSA, Inc. (a)  169,800  4,563
Equifax, Inc.   685,000  23,247
Mapix, Inc. (a)  93,100  908
Microsoft Corp. (a)  340,600  48,195
Oracle Systems Corp. (a)  993,200  54,067
Synopsys, Inc. (a)  152,100  5,114
  184,307
COMPUTERS & OFFICE EQUIPMENT - 2.5%
Compaq Computer Corp. (a)  748,250  42,744
International Business Machines Corp.   363,200  38,408
Pitney Bowes, Inc.   372,700  27,999
  109,151
ELECTRONICS - 6.4%
Intel Corp.   959,400  88,084
Linear Technology Corp.   578,400  38,681
Maxim Integrated Products, Inc. (a)  303,000  20,945
Molex, Inc.   1,152,400  41,630
Texas Instruments, Inc.   772,300  88,815
  278,155
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TECHNOLOGY - CONTINUED
PHOTOGRAPHIC EQUIPMENT - 0.3%
Imation Corp. (a)  631,120 $ 15,502
TOTAL TECHNOLOGY   614,704
TRANSPORTATION - 0.0%
RAILROADS - 0.0%
CSX Corp.   9,600  593
UTILITIES - 2.3%
ELECTRIC UTILITY - 0.7%
Entergy Corp.   228,700  6,246
Houston Industries, Inc.   343,000  7,182
PG&E Corp.   637,000  15,806
  29,234
GAS - 0.2%
ONEOK, Inc.   283,700  9,930
TELEPHONE SERVICES - 1.4%
ALLTEL Corp.   341,600  11,230
MCI Communications Corp.   900,000  31,781
SBC Communications, Inc.   101,406  6,002
Sprint Corp.   295,600  14,632
  63,645
TOTAL UTILITIES   102,809
TOTAL COMMON STOCKS
(Cost $3,284,139)   4,110,406
CONVERTIBLE PREFERRED STOCKS - 1.0%
UTILITIES - 1.0%
TELEPHONE SERVICES - 1.0%
WorldCom, Inc. 8% depositary shares
(Cost $32,917)  346,000  42,428
CONVERTIBLE BONDS - 0.9%
 MOODY'S RATINGS PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED)  AMOUNT (D) (000S) (000S)
FINANCE - 0.3%
CREDIT & OTHER FINANCE - 0.3%
STB CayMan Capital Ltd. 1/2%, 10/1/07 (e)  Baa2 JPY 1,620,000 $ 14,572
HEALTH - 0.4%
DRUGS & PHARMACEUTICALS - 0.4%
Roche Holdings, Inc. 0%, 5/6/12 (e)  -  38,000  17,243
TECHNOLOGY - 0.2%
COMPUTERS & OFFICE EQUIPMENT - 0.2%
Quantum Corp. 7%, 8/1/04  B2  6,000  6,135
TOTAL CORPORATE BONDS
(Cost $35,260)   37,950
CASH EQUIVALENTS - 4.2%
 SHARES
Taxable Central Cash Fund (b)
(Cost $185,342)   185,341,572  185,342
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $3,537,658)  $ 4,376,126
CURRENCY ABBREVIATIONS
JPY -  Japanese yen
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.66%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
3. Affiliated company (see Note 6 of Notes to Financial Statements)
4. Principal amount is stated in United States dollars unless otherwise noted.
5. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $31,815,000 or 0.7% of net assets.
INCOME TAX INFORMATION
At July 31, 1997, the aggregate cost of investment securities for income tax purposes was $3,541,930,000. Net unrealized appreciation aggregated $834,196,000, of which $846,446,000 related to appreciated investment securities and $12,250,000 related to depreciated investment securities. The fund hereby designates approximately $42,894,000 as capital gain dividend for the purpose of the dividend paid deduction.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNT) JULY 31, 1997

ASSETS

Investment in securities, at value (cost $3,537,658) -                     $ 4,376,126
See accompanying schedule

Receivable for investments sold                                             60,746

Receivable for fund shares sold                                             38,268

Dividends receivable                                                        4,058

Interest receivable                                                         1,112

Other receivables                                                           13

 TOTAL ASSETS                                                               4,480,323

LIABILITIES

Payable for investments purchased                               $ 97,619

Payable for fund shares redeemed                                 11,470

Accrued management fee                                           2,242

Other payables and accrued expenses                              1,410

 TOTAL LIABILITIES                                                          112,741

NET ASSETS                                                                 $ 4,367,582

Net Assets consist of:

Paid in capital                                                            $ 3,244,079

Undistributed net investment income                                         20,704

Accumulated undistributed net realized gain (loss)                          264,331
on investments and foreign currency transactions

Net unrealized appreciation (depreciation) on investments                   838,468
and assets and liabilities in foreign currencies

NET ASSETS, for 174,181 shares outstanding                                 $ 4,367,582

NET ASSET VALUE, offering price and redemption price                        $25.07
per share ($4,367,582 (divided by) 174,181 shares)


STATEMENT OF OPERATIONS

AMOUNTS IN THOUSANDS  YEAR ENDED JULY 31, 1997

INVESTMENT INCOME                                                     $ 41,854
Dividends (including $519 received from affiliated
issuers)

Interest                                                               9,084

 TOTAL INCOME                                                          50,938

EXPENSES

Management fee                                             $ 16,087
Basic fee

 Performance adjustment                                     1,411

Transfer agent fees                                         6,098

Accounting fees and expenses                                742

Non-interested trustees' compensation                       12

Custodian fees and expenses                                 106

Registration fees                                           978

Audit                                                       42

Legal                                                       9

Miscellaneous                                               7

 Total expenses before reductions                           25,492

 Expense reductions                                         (999)      24,493

NET INVESTMENT INCOME                                                  26,445

REALIZED AND UNREALIZED GAIN (LOSS)                                    268,769
Net realized gain (loss) on investment securities
(including realized gain of $7,839 on sales of
investments in affiliated issuers)

Change in net unrealized appreciation (depreciation) on                795,165
investment securities

NET GAIN (LOSS)                                                        1,063,934

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                       $ 1,090,379
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS                                      YEAR ENDED     YEAR ENDED
                                                          JULY 31,       JULY 31,
                                                          1997           1996

INCREASE (DECREASE) IN NET ASSETS

Operations                                                $ 26,445       $ 6,344
Net investment income

 Net realized gain (loss)                                  268,769        65,571

 Change in net unrealized appreciation (depreciation)      795,165        (14,621)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           1,090,379      57,294
FROM OPERATIONS

Distributions to shareholders                              (8,329)        (2,757)
From net investment income

 From net realized gain                                    (28,170)       (32,750)

 TOTAL DISTRIBUTIONS                                       (36,499)       (35,507)

Share transactions                                         3,929,111      1,696,572
Net proceeds from sales of shares

 Reinvestment of distributions                             36,073         34,964

 Cost of shares redeemed                                   (1,871,351)    (998,307)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           2,093,833      733,229
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                  3,147,713      755,016

NET ASSETS

 Beginning of period                                       1,219,869      464,853

 End of period (including undistributed net investment    $ 4,367,582    $ 1,219,869
income of $20,704 and $4,406, respectively)

OTHER INFORMATION
Shares

 Sold                                                      192,987        97,237

 Issued in reinvestment of distributions                   2,034          2,199

 Redeemed                                                  (91,579)       (57,679)

 Net increase (decrease)                                   103,442        41,757


FINANCIAL HIGHLIGHTS
      YEARS ENDED JULY 31,                          APRIL 27, 1993
                                                    (COMMENCEMEN
                                                    T
                                                    OF OPERATIONS)
                                                    TO
                                                    JULY 31,

      1997                   1996   1995   1994 E   1993


SELECTED PER-SHARE DATA

Net asset value, beginning        $ 17.24   $ 16.04   $ 11.68   $ 10.80    $ 10.00
of period

Income from Investment
Operations

 Net investment income             .20 H     .11       .05       .02        (.01)
(loss)

 Net realized and                  8.09      2.25      4.47      1.01       .81
 unrealized gain (loss)

 Total from investment             8.29      2.36      4.52      1.03       .80
 operations



Less Distributions                 (.09)     (.09)     (.01)     (.01)      -
From net investment income

 From net realized gain            (.37)     (1.07)    (.15)     -          -

 In excess of net realized         -         -         -         (.14)      -
gain

 Total distributions               (.46)     (1.16)    (.16)     (.15)      -

Net asset value, end of period    $ 25.07   $ 17.24   $ 16.04   $ 11.68    $ 10.80

TOTAL RETURN B, C                  49.21%    15.44%    39.14%    9.51%      8.00%

RATIOS AND SUPPLEMENTAL
DATA

Net assets, end of period         $ 4,368   $ 1,220   $ 465     $ 72       $ 18
(in millions)

Ratio of expenses to average       .95%      1.02%     1.21%     1.43%      2.50% A,
net assets                                                                  D

Ratio of expenses to average       .92%      .99%      1.19%     1.40% F    2.50% A
net assets after expense          F         F         F
reductions

Ratio of net investment income     .99%      .86%      .78%      .13%       (.73)%
(loss) to average net assets                                               A

Portfolio turnover rate            141%      129%      162%      291%       90% A

Average commission rate G         $ .0419


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D LIMITED IN ACCORDANCE WITH A STATE EXPENSE LIMITATION.
E EFFECTIVE AUGUST 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
H NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
NOTES TO FINANCIAL STATEMENTS
For the period ended July 31, 1997




6. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Dividend Growth Fund (the fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INVESTMENT INCOME - CONTINUED
securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for non-taxable dividends, and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
7. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer
2. OPERATING POLICIES - CONTINUED
JOINT TRADING ACCOUNT - CONTINUED
uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by FMR Texas, an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions received by the fund are recorded as interest income in the accompanying financial statements.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
8. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $5,568,114,000 and $3,573,022,000, respectively.
9. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of ".20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .65% of average net assets after the performance adjustment.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .23% of average net assets.
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $1,534,000 for the period.
10. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $932,000 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $8,000 and $59,000, respectively, under these arrangements.
11. TRANSACTIONS WITH
AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
DOLLAR AMOUNTS IN THOUSANDS PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Alberto-Culver Co. Class A  $ 9,253 $ - $ 74 $ 36,805
American Pad & Paper Co.   13,185  -  -  39,694
Earthgrains Co.   -  17,411  101  -
Integramed America, Inc.   -  169  -  922
Monterey Resources, Inc.   6,308  7,696  260  -
Primex Technologies, Inc.   314  -  84  8,987
Roadway Express, Inc.   -  728  -  -
TOTALS  $ 29,060 $ 26,004 $ 519 $ 86,408
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Dividend Growth Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Securities Fund: Fidelity Dividend Growth Fund, including the schedule of portfolio investments, as of July 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period April 27, 1993 (commencement of operations) to July 31, 1993. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Securities Fund: Fidelity Dividend Growth Fund as of July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period April 27, 1993 (commencement of operations) to July 31, 1993, in conformity with generally accepted accounting principles. /s/COOPERS & LYBRAND L.L.P.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
September 8, 1997
DISTRIBUTIONS


The Board of Trustees of Fidelity Dividend Growth Fund voted to pay on September 8, 1997, to shareholders of record at the opening of business on September 5, 1997, a distribution of $1.31 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.10 per share from net investment income.
A total of 63.97% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders. The fund will notify shareholders in January 1998 of the applicable percentage for use in preparing 1997 income tax returns.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day. BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)TOUCHTONE
XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.
1
 For quotes.*
2
 For account balances and holdings.
3
 To review orders and mutual
fund activity.
4
 To change your PIN.
5
  To speak to a Fidelity representative.
*
0
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services. (PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)FIDELITY'S WEB
SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI.
SM
(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL
VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT
YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO
ASSURANCE THAT
MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN
INVESTMENT
IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.
TOTAL
RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS
AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)(LETTER_GRAPHIC)(LETTER_GRAPHIC)(LETTER_GRAPHIC)MAKING
CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)(LETTER_GRAPHIC)(LETTER_GRAPHIC)(LETTER_GRAPHIC)FOR
NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 193
Boston, MA 02210-0193
(LETTER_GRAPHIC)(LETTER_GRAPHIC)(LETTER_GRAPHIC)(LETTER_GRAPHIC)FOR
RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail Johnson, Vice President
William J. Hayes, Vice President
Charles A. Mangum, Vice President
Arthur S. Loring, Secretary
Richard A. Silver, Treasurer
Robert H. Morrison, Manager,
 Security Transactions
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
FIDELITY'S GROWTH FUNDS
Blue Chip Growth Fund
Capital Appreciation Fund
Contrafund
Disciplined Equity Fund
Dividend Growth Fund
Emerging Growth Fund
Export and Multinational Fund
Fidelity Fifty
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium(registered trademark) Fund
OTC Portfolio
Retirement Growth Fund
Small Cap Stock Fund
Stock Selector
TechnoQuant(trademark) Growth Fund
Trend Fund
Value Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress  1-800-544-5555
SM
* INDEPENDENT TRUSTEES
 AUTOMATED LINE FOR QUICKEST SERVICE

FIDELITY


(REGISTERED TRADEMARK)
GROWTH & INCOME
PORTFOLIO
ANNUAL REPORT
JULY 31, 1997
CONTENTS


PRESIDENT'S MESSAGE      3    Ned Johnson on investing
                              strategies.

PERFORMANCE              4    How the fund has done over time.

FUND TALK                6    The manager's review of fund
                              performance, strategy and outlook.

INVESTMENT CHANGES       9    A summary of major shifts in the
                              fund's investments over the past six
                              months.

INVESTMENTS              10   A complete list of the fund's
                              investments with their market
                              values.

FINANCIAL STATEMENTS     24   Statements of assets and liabilities,
                              operations, and changes in net
                              assets,
                              as well as financial highlights.

NOTES                    28   Notes to the financial statements.

REPORT OF INDEPENDENT    33   The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS            34

To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
PRESIDENT'S MESSAGE



(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
Through the first seven months of 1997, stock and bond markets experienced the kind of short-term volatility that can affect them periodically. The stock market rebounded strongly from its early spring correction to continue on its record-setting pace, as seen by the roughly 30% year-to-date gain by the Standard & Poor's 500 Index. The bond market posted moderate returns over the past seven months, as positive news on the inflation front helped soften the effects of a hike in short-term interest rates by the Federal Reserve Board in late March.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED JULY 31, 1997           PAST 1   PAST 5    PAST 10
                                      YEAR     YEARS     YEARS

Fidelity Growth & Income              44.16%   165.44%   369.31%

S&P 500(registered trademark)         52.14%   155.75%   303.48%

Growth & Income Funds Average         43.83%   131.27%   242.79%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's return to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth & income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 565 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JULY 31, 1997     PAST 1   PAST 5   PAST 10
                                YEAR     YEARS    YEARS

Fidelity Growth & Income        44.16%   21.56%   16.72%

S&P 500                         52.14%   20.66%   14.96%

Growth & Income Funds Average   43.83%   18.15%   13.01%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19970731 19970811 104820 S00000000000001
             Growth & Income             S&P 500
             00027                       SP001
  1987/07/31      10000.00                    10000.00
  1987/08/31      10200.69                    10373.00
  1987/09/30      10120.41                    10145.83
  1987/10/31       8011.71                     7960.42
  1987/11/30       7583.51                     7304.48
  1987/12/31       7973.49                     7860.35
  1988/01/31       8473.42                     8191.27
  1988/02/29       8922.72                     8572.99
  1988/03/31       8731.10                     8308.08
  1988/04/30       8871.71                     8400.30
  1988/05/31       8986.76                     8473.38
  1988/06/30       9402.16                     8862.31
  1988/07/31       9395.71                     8828.63
  1988/08/31       9286.01                     8528.46
  1988/09/30       9622.31                     8891.77
  1988/10/31       9811.24                     9138.96
  1988/11/30       9667.91                     9008.28
  1988/12/31       9805.61                     9165.92
  1989/01/31      10419.70                     9836.87
  1989/02/28      10307.44                     9591.93
  1989/03/31      10625.98                     9815.42
  1989/04/30      11079.00                    10324.84
  1989/05/31      11598.64                    10743.00
  1989/06/30      11678.37                    10681.76
  1989/07/31      12464.10                    11646.33
  1989/08/31      12732.72                    11874.59
  1989/09/30      12664.35                    11825.91
  1989/10/31      12264.20                    11551.55
  1989/11/30      12467.78                    11787.20
  1989/12/31      12708.21                    12070.09
  1990/01/31      12042.09                    11260.19
  1990/02/28      12227.12                    11405.44
  1990/03/31      12441.89                    11707.69
  1990/04/30      12120.95                    11415.00
  1990/05/31      13016.59                    12527.96
  1990/06/30      12956.10                    12442.77
  1990/07/31      12865.81                    12402.95
  1990/08/31      11767.33                    11281.73
  1990/09/30      11088.79                    10732.31
  1990/10/31      11065.69                    10686.16
  1990/11/30      11612.43                    11376.48
  1990/12/31      11844.51                    11693.89
  1991/01/31      12926.24                    12203.74
  1991/02/28      14015.74                    13076.31
  1991/03/31      14787.79                    13392.75
  1991/04/30      14991.44                    13424.90
  1991/05/31      15853.01                    14004.85
  1991/06/30      14776.30                    13363.43
  1991/07/31      15681.61                    13986.17
  1991/08/31      16138.21                    14317.64
  1991/09/30      15995.87                    14078.53
  1991/10/31      16281.94                    14267.18
  1991/11/30      15431.88                    13692.22
  1991/12/31      16800.45                    15258.61
  1992/01/31      17202.22                    14974.80
  1992/02/29      17579.39                    15169.47
  1992/03/31      17218.31                    14873.66
  1992/04/30      17605.51                    15310.95
  1992/05/31      17671.42                    15385.97
  1992/06/30      17324.15                    15156.72
  1992/07/31      17680.41                    15776.63
  1992/08/31      17498.13                    15453.21
  1992/09/30      17677.36                    15635.56
  1992/10/31      17817.36                    15690.28
  1992/11/30      18368.03                    16225.32
  1992/12/31      18738.64                    16424.89
  1993/01/31      19261.53                    16562.86
  1993/02/28      19480.20                    16788.12
  1993/03/31      20195.16                    17142.35
  1993/04/30      20166.47                    16727.50
  1993/05/31      20587.20                    17175.80
  1993/06/30      20904.20                    17225.61
  1993/07/31      21058.04                    17156.71
  1993/08/31      21884.98                    17806.95
  1993/09/30      22004.11                    17669.83
  1993/10/31      22250.35                    18035.60
  1993/11/30      21748.02                    17864.26
  1993/12/31      22398.16                    18080.42
  1994/01/31      23244.90                    18695.15
  1994/02/28      22801.37                    18188.51
  1994/03/31      21798.32                    17395.49
  1994/04/30      22233.68                    17618.16
  1994/05/31      22304.55                    17907.09
  1994/06/30      21917.43                    17468.37
  1994/07/31      22548.00                    18041.33
  1994/08/31      23412.49                    18781.03
  1994/09/30      23140.67                    18320.89
  1994/10/31      23416.41                    18733.11
  1994/11/30      22546.78                    18050.85
  1994/12/31      22905.96                    18318.55
  1995/01/31      23177.48                    18793.55
  1995/02/28      23861.73                    19525.93
  1995/03/31      24612.66                    20102.14
  1995/04/30      25299.98                    20694.15
  1995/05/31      26020.03                    21521.30
  1995/06/30      26489.65                    22021.23
  1995/07/31      27497.53                    22751.46
  1995/08/31      27705.68                    22808.57
  1995/09/30      28819.70                    23771.09
  1995/10/31      28684.71                    23686.22
  1995/11/30      30034.58                    24726.05
  1995/12/31      31010.60                    25202.27
  1996/01/31      32042.38                    26060.16
  1996/02/29      32397.77                    26301.74
  1996/03/31      32673.39                    26555.02
  1996/04/30      33007.03                    26946.44
  1996/05/31      33639.79                    27641.39
  1996/06/30      33847.43                    27746.70
  1996/07/31      32554.48                    26520.86
  1996/08/31      33062.42                    27080.18
  1996/09/30      34807.61                    28604.25
  1996/10/31      35360.12                    29393.16
  1996/11/30      37594.15                    31614.99
  1996/12/31      37220.29                    30988.69
  1997/01/31      38806.97                    32924.87
  1997/02/28      39243.00                    33183.00
  1997/03/31      37638.72                    31819.51
  1997/04/30      39643.37                    33719.13
  1997/05/31      41781.66                    35771.95
  1997/06/30      43944.04                    37374.54
  1997/07/31      46930.53                    40348.43
IMATRL PRASUN   SHR__CHT 19970731 19970811 104823 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Growth & Income Portfolio on July 31, 1987. As the chart shows, by July 31, 1997, the value of the investment would have grown to $46,931 - a 369.31% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $40,348 - a 303.48% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn,
the share price and return of
a fund that invests in stocks
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Moderate economic growth and
subdued inflation helped create
an almost perfect investing
environment for the U.S. stock
market, which posted
exceptionally strong returns for the
12 months that ended July 31,
1997. The Standard & Poor's 500
Index returned 52.14% during the
period - well above its long-term
annual average of about 11%.
The stock market spent much of
the period breaking price and
trading volume records. Solid
corporate earnings, large inflows
into mutual funds, widespread
optimism and a generally
favorable interest-rate backdrop
propelled share prices higher,
especially among
large-capitalization stocks.
Concerns in March and April over
higher interest rates and the
possibility of weaker corporate
earnings provided the only
significant pause in the stock
market's upward climb. Higher
interest rates tend to slow
economic growth and increase
borrowing costs. When the
Federal Reserve Board raised a
key short-term interest rate in
March, the stock market - already
at historically high valuations -
sold off sharply through mid-April,
when positive news on the
inflation front emerged. From that
point through the end of the
12-month period, the market
soared ever higher, with the Dow
Jones Industrial Average
breaking through the 8000 mark
for the first time in July on its way
to finishing above 8200 at the end
of the period. The market
broadened to include many
small- and mid-capitalization
stocks during this latest rally.
An interview with Steven Kaye, Portfolio Manager of Fidelity Growth & Income Portfolio
Q. HOW DID THE FUND PERFORM, STEVE?
A. For the 12 months that ended July 31, 1997, the fund returned 44.16%, compared to the 43.83% return of the growth & income funds average tracked by Lipper Analytical Services, and the 52.14% return of the Standard & Poor's 500 Index.
Q. OVER THE PAST YEAR, WHAT WERE THE MOST SIGNIFICANT DRIVERS OF
PERFORMANCE?
A. Pharmaceutical and retail store investments - both areas that I emphasized - were particularly strong. Most of the fund's drug company investments benefited from robust sales of new drugs that address a variety of common disorders. In general, the fund's retail investments - targeted mainly at drug store chains, specialty retailers and discounters - also performed well. Underweighting the generally weak utilities sector relative to the S&P 500 - including both telecommunications and electrics - also proved helpful as business prospects for both of these industries remained clouded by deregulation. The fund lost some ground relative to the S&P 500 due to its underweighting of technology stocks, which proved to be the strongest industry group over the past year. However, given that this fund's investment objective balances both growth and income, I typically invest a limited portion of the fund in technology stocks because they generally have low dividend yields.
Q. WHAT STRATEGIES DID YOU PURSUE OVER THE PAST SIX MONTHS?
A. As usual, I continued to invest on a company-by-company basis, rather than focusing on specific industries. With only moderate changes in individual positions - reflecting the fund's typically low turnover - there really haven't been any significant sector changes in recent months. Several of the fund's top sector weightings did increase moderately, but this was as much a result of market appreciation as it was purchases. Broadly speaking, I remained focused on companies with strong business prospects, sustainable earnings and substantial cash flow that can be used to make synergistic acquisitions, repurchase shares or pay dividends.
Q. WHAT STOCKS WERE NOTABLE CONTRIBUTORS TO THE FUND'S PERFORMANCE?
A. Most of the top holdings - such as General Electric, American Express and Tyco International - significantly outperformed the S&P 500. Pharmaceutical stocks Warner-Lambert and Eli Lilly were two of the strongest. Each of these stocks gained over 100% during the period, based largely on highly successful new drugs that target, among other things, high cholesterol, osteoporosis and diabetes. Drug stores, including Revco - which was acquired by CVS - Rite-Aid and Walgreen's, were some of the most significant contributors in the retail sector. These chains continued to benefit from industry consolidation and increased prescription business from health maintenance organizations (HMOs). In addition to driving prescription sales, the HMO prescription business results in additional store traffic for the drug stores that generates sales for other items. I'd also highlight the fund's investments in REITs - real estate investment trusts, publicly traded companies that manage portfolios of real estate to earn profits for shareholders - including Equity Residential, the largest apartment owner in the country. This company benefited from a steady improvement in the real estate market over the past year. While REITs aren't a large part of the fund, they offer generous dividends, so I've purchased them, in part, as a substitute for generally unattractive - but high-yielding - utilities stocks.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. None of major consequence, but Electronic Data Systems - the computer services outsourcer - was a letdown. While the company's project backlog remained strong, its earnings suffered from higher-than-expected costs, mainly from wages. The labor market for information-technology experts tightened considerably over the past year, resulting in a significant rise in wages.
Q. WHAT'S YOUR OUTLOOK?
A. Currently, some of the major pillars for the stock market - corporate earnings, interest rates and inflation - appear to be trending favorably. However, because it's so difficult to accurately predict the overall stock market, I remain focused on picking individual stocks - those with attractive valuations and healthy businesses.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.
FUND FACTS
GOAL: seeks a high total
return through a combination
of current income and capital
appreciation
FUND NUMBER: 027
TRADING SYMBOL: FGRIX
START DATE: December 30,
1985
SIZE: as of July 31, 1997,
more than $34.2 billion
MANAGER: Steven Kaye,
since 1993; manager,
Fidelity Blue Chip Growth
Fund, 1990-
1992; Fidelity Select Energy
Services, Biotechnology, and
Health Care Portfolios,
1986- 1990; joined Fidelity in
1985
(checkmark)
STEVE KAYE ON THE STOCK
MARKET AND INVESTOR
EXPECTATIONS:
"Given that the Standard &
Poor's 500 Index has gained
almost 90% since the
beginning of 1995, the past
few years have been an
extraordinary period - an
almost perfect investing
environment. It's especially
remarkable when one
considers that the average
annual gain for the index is
about 11%, which would have
corresponded to an index
gain of slightly more than 25%
over the same period. Steady
but moderate economic
growth, coupled with subdued
inflation and consistently
stronger-than-expected
corporate earnings, have
been the rule. While I don't
foresee any major hurdles
ahead, I believe it's unlikely that
the performance of the past
two and a half years will be
repeated. As a result, it's
important that shareholders
maintain realistic
expectations going forward."
INVESTMENT CHANGES


TOP TEN STOCKS AS OF JULY 31, 1997
                                        % OF FUND'S    % OF FUND'S
                                        INVESTMENTS    INVESTMENTS
                                                       IN THESE STOCKS
                                                       6 MONTHS AGO

General Electric Co.                    3.1            3.0

Philip Morris Companies, Inc.           3.0            3.2

American Express Co.                    2.0            2.0

Royal Dutch Petroleum Co.               2.0            2.0

Bristol-Myers Squibb Co.                1.8            2.0

Citicorp                                1.8            1.1

Procter & Gamble Co.                    1.8            1.4

Federal National Mortgage Association   1.6            1.7

Tyco International Ltd.                 1.6            1.2

PepsiCo, Inc.                           1.5            1.1

TOP FIVE MARKET SECTORS AS OF JULY 31, 1997
                                   % OF FUND'S    % OF FUND'S
                                   INVESTMENTS    INVESTMENTS
                                                  IN THESE MARKET
                                                  SECTORS
                                                  6 MONTHS AGO

Health                             16.4           15.0

Finance                            15.7           12.7

Nondurables                        10.6           9.4

Technology                         9.7            8.9

Industrial Machinery & Equipment   6.2            5.3

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF JULY 31, 1997 * AS OF JANUARY 31, 1997 **
Row: 1, Col: 1, Value: 4.2
Row: 1, Col: 2, Value: 1.8
Row: 1, Col: 3, Value: 94.0
Stocks 93.0%
Bonds 1.2%
Short-term
investments 5.8%
FOREIGN
INVESTMENTS 7.3%
Stocks  95.0%
Bonds 0.8%
Short-term
investments 4.2%
FOREIGN
INVESTMENTS 8.2%
Row: 1, Col: 1, Value: 5.8
Row: 1, Col: 2, Value: 2.2
Row: 1, Col: 3, Value: 92.0
*
**
INVESTMENTS JULY 31, 1997

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 94.6%
 SHARES VALUE (NOTE 1)
  (000S)
AEROSPACE & DEFENSE - 6.1%
AEROSPACE & DEFENSE - 3.7%
AlliedSignal, Inc.   2,689,000 $ 248,060
Boeing Co.   2,275,640  133,836
British Aerospace PLC  2,738,651  59,905
Gulfstream Aerospace Corp. (a)  1,422,900  37,885
Lockheed Martin Corp.   4,254,805  453,137
McDonnell Douglas Corp.   2,020,600  154,576
Rockwell International Corp.   1,601,600  105,105
United Technologies Corp.   860,400  72,758
  1,265,262
DEFENSE ELECTRONICS - 1.9%
Litton Industries, Inc. (a)(d)  3,020,000  156,851
Northrop Grumman Corp.   1,791,600  206,258
Raytheon Co.   5,147,300  287,605
  650,714
SHIP BUILDING & REPAIR - 0.5%
General Dynamics Corp.   2,184,600  193,337
TOTAL AEROSPACE & DEFENSE   2,109,313
BASIC INDUSTRIES - 4.8%
CHEMICALS & PLASTICS - 3.3%
Air Products & Chemicals, Inc.   1,706,300  150,473
Cytec Industries, Inc. (a)  900,000  35,550
du Pont (E.I.) de Nemours & Co.   2,309,200  154,572
Ferro Corp.   1,214,000  44,994
Monsanto Co.   3,634,600  181,049
Praxair, Inc.   3,825,000  210,853
Raychem Corp.   1,240,800  120,358
Union Carbide Corp.   2,065,600  114,383
W.R. Grace & Co.   1,870,900  115,060
  1,127,292
IRON & STEEL - 0.1%
Nucor Corp.   649,600  40,316
METALS & MINING - 0.2%
Aluminum Co. of America  757,600  67,048
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
BASIC INDUSTRIES - CONTINUED
PAPER & FOREST PRODUCTS - 1.2%
Champion International Corp.   300,000 $ 18,600
Fort Howard Corp. (a)  1,200,000  66,900
International Paper Co.   125,000  7,000
James River Corp. of Virginia  500,700  20,623
Kimberly-Clark Corp.   5,722,400  290,054
Willamette Industries, Inc.   399,400  30,429
  433,606
TOTAL BASIC INDUSTRIES   1,668,262
CONSTRUCTION & REAL ESTATE - 2.3%
BUILDING MATERIALS - 0.2%
American Standard Companies, Inc. (a)  893,700  44,406
Sherwin-Williams Co.   1,422,000  45,593
  89,999
ENGINEERING - 0.1%
Fluor Corp.   557,300  34,274
REAL ESTATE - 0.1%
Rouse Co. (The)  1,076,900  31,970
REAL ESTATE INVESTMENT TRUSTS - 1.9%
Bay Apartment Communities, Inc.   411,900  15,832
Beacon Properties Corp.   2,192,200  80,289
Boston Properties, Inc.   1,070,600  29,843
CBL & Associates Properties, Inc. (d)  1,957,100  49,906
Cali Realty Corp.   875,900  32,025
Carr Realty Corp.   185,100  5,553
Crescent Real Estate Equities, Inc.   2,146,000  67,063
Duke Realty Investors, Inc.   424,353  18,857
Equity Office Properties Trust  1,497,600  43,430
Equity Residential Properties Trust (SBI)  2,738,085  138,102
Highwoods Properties, Inc.   480,500  16,037
Irvine Apartment Communities, Inc.   191,400  5,742
Liberty Property Trust (SBI)   888,200  23,426
Macerich Co.   647,600  18,619
Manufactured Home Communities, Inc.   526,100  12,594
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
CONSTRUCTION & REAL ESTATE - CONTINUED
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
Public Storage, Inc.   2,068,600 $ 61,412
Spieker Properties, Inc.   270,500  10,059
Urban Shopping Centers, Inc.   666,400  20,617
  649,406
TOTAL CONSTRUCTION & REAL ESTATE   805,649
DURABLES - 3.4%
AUTOS, TIRES, & ACCESSORIES - 0.6%
Chrysler Corp.   248,600  9,229
Eaton Corp.   626,400  56,572
General Motors Corp.   1,387,638  85,860
Volvo AB Class B  1,800,000  48,071
  199,732
CONSUMER DURABLES - 1.8%
Corning, Inc.   5,171,600  319,670
Minnesota Mining & Manufacturing Co.   3,133,800  296,927
  616,597
CONSUMER ELECTRONICS - 0.6%
General Motors Corp. Class H  731,500  44,210
Newell Co.   845,400  35,454
Philips Electronics NV  1,515,900  124,020
  203,684
TEXTILES & APPAREL - 0.4%
Fruit of the Loom, Inc. Class A (a)  55,800  1,528
Intimate Brands, Inc. Class A  535,000  12,338
Liz Claiborne, Inc.   1,252,100  59,944
Unifi, Inc.   2,201,700  84,077
  157,887
TOTAL DURABLES   1,177,900
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
ENERGY - 6.0%
ENERGY SERVICES - 0.5%
Schlumberger Ltd.   1,261,600 $ 96,355
Western Atlas, Inc. (a)  799,600  63,618
  159,973
OIL & GAS - 5.5%
Amoco Corp.   468,200  44,011
Anadarko Petroleum Corp.   471,100  32,918
British Petroleum PLC ADR  5,699,766  469,874
Chevron Corp.   650,400  51,463
Exxon Corp.   4,700,000  301,975
Mobil Corp.   971,600  74,327
Royal Dutch Petroleum Co.   12,111,600  677,493
Tosco Corp.   1,691,600  52,968
Total SA:
Class B  276,000  27,696
 sponsored ADR  1,022,477  51,571
USX-Marathon Group   936,000  30,128
Union Pacific Resources Group, Inc.   1,223,069  30,195
Unocal Corp.   1,285,777  51,431
  1,896,050
TOTAL ENERGY   2,056,023
FINANCE - 15.7%
BANKS - 5.9%
Bank of New York Co., Inc.   5,038,254  244,670
BankAmerica Corp.   2,137,200  161,358
Barnett Banks, Inc.   2,453,900  139,719
Citicorp  4,566,000  619,835
Credit Suisse Group (Reg.)  397,500  53,649
Fleet Financial Group, Inc.   1,746,299  118,530
National City Corp.   3,052,925  181,649
NationsBank Corp.   4,918,500  350,136
Norwest Corp.   2,532,300  159,693
  2,029,239
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
FINANCE - CONTINUED
CREDIT & OTHER FINANCE - 3.0%
American Express Co.   8,182,130 $ 685,253
Associates First Capital Corp.   2,716,200  179,099
Beneficial Corp.   575,000  41,688
First Chicago NBD Corp.   543,600  41,246
Household International, Inc.   740,182  95,854
  1,043,140
FEDERAL SPONSORED CREDIT - 3.2%
Federal Home Loan Mortgage Corporation  5,523,200  199,180
Federal National Mortgage Association  11,768,000  556,773
Student Loan Marketing Association  2,151,300  322,561
  1,078,514
INSURANCE - 3.0%
AFLAC, Inc.   297,800  16,602
Allmerica Financial Corp.   1,150,700  50,918
Allstate Corp.   3,907,410  308,685
CIGNA Corp.   299,000  59,651
General Re Corp.   545,400  113,920
Hartford Financial Services Group, Inc.   2,249,100  195,953
Hartford Life, Inc. Class A  522,000  21,467
MBIA, Inc.   1,230,700  145,223
Providian Financial Corp.   319,000  12,501
Travelers Group, Inc. (The)  1,152,665  82,920
UNUM Corp.   682,600  30,376
  1,038,216
SAVINGS & LOANS - 0.3%
Washington Mutual, Inc.   1,305,000  90,208
SECURITIES INDUSTRY - 0.3%
Lehman Brothers Holdings, Inc.   2,137,420  106,470
TOTAL FINANCE   5,385,787
HEALTH - 16.3%
DRUGS & PHARMACEUTICALS - 10.4%
Allergan, Inc.   3,030,000  96,773
American Home Products Corp.   3,965,000  326,865
Astra AB Class A Free shares  2,600,000  46,507
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
HEALTH - CONTINUED
DRUGS & PHARMACEUTICALS - CONTINUED
Bristol-Myers Squibb Co.   7,961,400 $ 624,472
Forest Laboratories, Inc. (a)  1,365,800  62,144
Genentech, Inc. special (a)  2,272,300  131,225
Lilly (Eli) & Co.   4,348,366  491,365
Merck & Co., Inc.   3,325,000  345,592
Novartis AG (Reg.)  54,008  86,720
Pfizer, Inc.   5,698,700  339,785
Rhone Poulenc SA Class A  1,225,000  51,582
Schering-Plough Corp.   2,660,600  145,169
SmithKline Beecham PLC ADR  3,455,100  336,008
Warner-Lambert Co.   3,553,160  496,332
  3,580,539
MEDICAL EQUIPMENT & SUPPLIES - 3.7%
Abbott Laboratories  800,000  52,350
Allegiance Corp.   2,570,520  80,329
Bard (C.R.), Inc.   1,807,600  68,011
Bausch & Lomb, Inc. (d)  4,228,000  179,954
Baxter International, Inc.   4,493,600  259,786
Beckman Instruments, Inc.   306,500  14,884
Becton, Dickinson & Co.   2,604,500  139,666
Guidant Corp.   136,625  12,467
Johnson & Johnson  2,830,600  176,382
Medtronic, Inc.   721,200  62,925
St. Jude Medical, Inc. (a)  2,161,050  88,198
Stryker Corp.   3,681,400  143,575
  1,278,527
MEDICAL FACILITIES MANAGEMENT - 2.2%
Columbia/HCA Healthcare Corp.   4,600,000  148,350
Coram Healthcare Corp. (a)(d)  3,954,000  17,052
Covance, Inc. (a)  1,461,375  29,867
Health Management Associates, Inc. Class A (a)  4,060,800  129,692
Quest Diagnostics, Inc. (a)  401,437  6,974
Tenet Healthcare Corp. (a)  9,486,100  283,990
United HealthCare Corp.   2,210,300  125,987
  741,912
TOTAL HEALTH   5,600,978
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
HOLDING COMPANIES - 0.2%
Norfolk Southern Corp.   243,100 $ 26,923
U.S. Industries, Inc. (a)  782,160  31,531
  58,454
INDUSTRIAL MACHINERY & EQUIPMENT - 6.1%
ELECTRICAL EQUIPMENT - 4.0%
American Superconductor Corp. (a)  252,250  2,585
Emerson Electric Co.   2,170,100  128,036
General Electric Co.   15,406,400  1,081,337
Oak Industries, Inc. (a)(d)  1,426,700  43,336
Sensormatic Electronics Corp.   372,100  4,977
Westinghouse Electric Corp.   5,106,635  122,878
  1,383,149
INDUSTRIAL MACHINERY & EQUIPMENT - 1.7%
Stanley Works  1,202,300  54,479
Tyco International Ltd.   6,709,864  543,499
  597,978
POLLUTION CONTROL - 0.4%
Waste Management, Inc.  3,672,700  117,527
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   2,098,654
MEDIA & LEISURE - 3.6%
BROADCASTING - 0.6%
HSN, Inc. (a)  817,625  28,616
Jacor Communications, Inc. Class A (a)  1,708,400  73,248
Time Warner, Inc.   1,891,200  103,189
  205,053
ENTERTAINMENT - 0.4%
Disney (Walt) Co.   1,241,800  100,353
Viacom, Inc. Class B (non-vtg.)   1,295,500  39,999
  140,352
LODGING & GAMING - 1.4%
HFS, Inc. (a)  221,700  12,914
Harrah's Entertainment, Inc. (a)  529,400  10,853
ITT Corp. (a)(d)  6,043,400  386,400
Mirage Resorts, Inc. (a)  2,374,400  63,515
  473,682
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
MEDIA & LEISURE - CONTINUED
PUBLISHING - 1.2%
ACNielsen Corp. (a)  841,332 $ 18,088
Cognizant Corp.   6,446,300  274,774
Times Mirror Co. Class A  1,947,900  106,404
  399,266
RESTAURANTS - 0.0%
Starbucks Corp. (a)  462,500  18,933
TOTAL MEDIA & LEISURE   1,237,286
NONDURABLES - 10.4%
BEVERAGES - 1.8%
PepsiCo, Inc.   13,762,100  527,260
Whitman Corp.   3,600,200  90,905
  618,165
FOODS - 2.0%
CPC International, Inc.   933,300  89,537
Campbell Soup Co.   2,025,900  105,094
Hershey Foods Corp.   2,446,600  135,175
Kellogg Co.   150,000  13,781
Nestle SA (Reg.)  20,000  25,392
Ralston Purina Co.   1,572,407  141,910
Sara Lee Corp.   1,250,000  54,766
Sysco Corp.   2,692,900  100,479
  666,134
HOUSEHOLD PRODUCTS - 3.4%
Avon Products, Inc.   970,600  70,429
Gillette Co.   118,120  11,694
Procter & Gamble Co.   4,011,200  610,204
Rubbermaid, Inc.   2,223,500  57,950
Unilever NV ADR  1,969,800  429,416
  1,179,693
TOBACCO - 3.2%
Philip Morris Companies, Inc.   23,101,300  1,042,447
RJR Nabisco Holdings Corp.   1,872,746  61,449
  1,103,896
TOTAL NONDURABLES   3,567,888
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
RETAIL & WHOLESALE - 5.2%
APPAREL STORES - 0.0%
TJX Companies, Inc.   465,000 $ 13,892
DRUG STORES - 1.2%
CVS Corp.   3,965,734  225,552
Rite Aid Corp.   1,805,440  93,770
Walgreen Co.   1,863,300  105,276
  424,598
GENERAL MERCHANDISE STORES - 2.0%
Carson Pirie Scott & Co. (a)(d)  1,644,874  54,589
Costco Companies, Inc. (a)  1,284,200  48,639
Federated Department Stores, Inc. (a)  1,728,430  75,727
May Department Stores Co. (The)  805,200  44,991
Wal-Mart Stores, Inc.   11,908,100  447,298
  671,244
GROCERY STORES - 0.9%
American Stores Co.   1,362,800  34,411
Kroger Co. (The) (a)  3,897,852  115,230
Quality Food Centers, Inc. (a)(d)  1,207,800  50,652
Safeway, Inc. (a)  2,158,900  115,771
  316,064
RETAIL & WHOLESALE, MISCELLANEOUS - 1.1%
Home Depot, Inc.   7,646,500  381,368
TOTAL RETAIL & WHOLESALE   1,807,166
SERVICES - 1.2%
ADVERTISING - 0.1%
Omnicom Group, Inc.   790,700  55,201
PRINTING - 0.3%
Donnelley (R.R.) & Sons Co.   2,538,500  102,016
SERVICES - 0.8%
Block (H&R), Inc.   3,981,900  152,557
Jostens, Inc. (d)  2,878,700  74,306
Service Corp. International  1,131,900  38,485
  265,348
TOTAL SERVICES   422,565
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TECHNOLOGY - 9.6%
COMMUNICATIONS EQUIPMENT - 0.9%
Alcatel Alsthom Compagnie Generale d'Electricite SA 1,388,576 $ 181,235 Cisco Systems, Inc. (a) 1,009,000 80,279
Lucent Technologies, Inc.   479,976  40,768
  302,282
COMPUTER SERVICES & SOFTWARE - 3.1%
Automatic Data Processing, Inc.   2,605,200  128,958
CUC International, Inc. (a)  648,800  15,977
Ceridian Corp. (a)  2,833,400  123,961
DST Systems, Inc. (a)  1,467,300  51,080
Electronic Data Systems Corp.   4,735,200  204,797
First Data Corp.   2,550,000  111,244
Information Resources, Inc. (a)  1,317,778  19,849
Microsoft Corp. (a)  2,450,000  346,675
Oracle Systems Corp. (a)  1,499,800  81,645
  1,084,186
COMPUTERS & OFFICE EQUIPMENT - 2.8%
Adaptec, Inc. (a)  315,000  13,269
Compaq Computer Corp. (a)  875,000  49,984
Hewlett-Packard Co.   1,399,200  98,032
International Business Machines Corp.   3,138,200  331,865
Pitney Bowes, Inc.   4,351,000  326,869
Xerox Corp.   1,543,900  126,986
  947,005
ELECTRONIC INSTRUMENTS - 0.2%
Perkin-Elmer Corp.   653,300  53,325
ELECTRONICS - 2.6%
AMP, Inc.   2,465,000  128,796
Avnet, Inc.   994,200  65,431
Intel Corp.   4,433,600  407,060
Motorola, Inc.   164,200  13,187
Texas Instruments, Inc.   2,060,000  236,900
Thomas & Betts Corp.   968,698  55,337
  906,711
TOTAL TECHNOLOGY   3,293,509
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TRANSPORTATION - 0.7%
AIR TRANSPORTATION - 0.4%
AMR Corp. (a)  593,400 $ 63,827
Southwest Airlines Co.   916,200  26,742
Viad Corp.   3,085,300  58,428
  148,997
RAILROADS - 0.3%
CSX Corp.   1,614,600  99,702
TOTAL TRANSPORTATION   248,699
UTILITIES - 3.0%
ELECTRIC UTILITY - 0.5%
AES Corp. (a)  500,000  39,500
Allegheny Power System, Inc.   257,800  7,557
American Electric Power Co., Inc.   985,300  44,092
Duke Power Co.   465,500  23,595
Entergy Corp.   2,395,700  65,433
  180,177
TELEPHONE SERVICES - 2.5%
Ameritech Corp.   2,315,100  156,125
Bell Atlantic Corp.   706,300  51,251
Cincinnati Bell, Inc.   628,600  18,858
GTE Corp.   1,186,600  55,177
MCI Communications Corp.   1,856,600  65,561
NYNEX Corp.   1,577,400  87,447
SBC Communications, Inc.   4,628,646  273,958
WorldCom, Inc. (a)  3,881,400  135,606
  843,983
TOTAL UTILITIES   1,024,160
TOTAL COMMON STOCKS
(Cost $21,206,376)   32,562,293
CONVERTIBLE PREFERRED STOCKS - 0.4%
 SHARES VALUE (NOTE 1)
  (000S)
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
ELECTRICAL EQUIPMENT - 0.1%
Loral Space & Communications Ltd., Series C, $3.00 (e) 727,000 $ 36,895 NONDURABLES - 0.2%
FOODS - 0.2%
Ralston Purina Co. $4.33  1,129,200  70,293
RETAIL & WHOLESALE - 0.1%
APPAREL STORES - 0.1%
TJX Companies, Inc., Series E, $7.00   72,000  21,960
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $118,766)   129,148
CORPORATE BONDS - 0.3%
 MOODY'S RATINGS (C) PRINCIPAL
 (UNAUDITED) AMOUNT (000S)
CONVERTIBLE BONDS - 0.1%
CONSTRUCTION & REAL ESTATE - 0.0%
REAL ESTATE INVESTMENT TRUSTS - 0.0%
Liberty Property 8%, 7/1/01  Ba2 $ 1,591  2,094
MEDIA & LEISURE - 0.0%
BROADCASTING - 0.0%
Home Shopping Network, Inc.
5 7/8%, 3/1/06 (e)  B-  4,321  6,125
TECHNOLOGY - 0.1%
ELECTRONICS - 0.1%
National Semiconductor Corp.
6 1/2%, 10/1/02 (e)  Ba2  31,640  33,459
TOTAL CONVERTIBLE BONDS   41,678
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (C) PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (000S) (000S)
NONCONVERTIBLE BONDS - 0.2%
DURABLES - 0.1%
TEXTILES & APPAREL - 0.1%
Westpoint Stevens, Inc. 8 3/4%, 12/15/01  Ba3 $ 16,910 $ 17,544
FINANCE - 0.0%
ASSET-BACKED SECURITIES - 0.0%
Airplanes Pass Through Trust Class D
10 7/8%, 3/15/19   Ba2  14,530  17,036
HEALTH - 0.1%
MEDICAL FACILITIES MANAGEMENT - 0.1%
Tenet Healthcare Corp. 10 1/8%, 3/1/05  Ba3  23,000  25,358
TOTAL NONCONVERTIBLE BONDS   59,938
TOTAL CORPORATE BONDS
(Cost $89,871)   101,616
U.S. TREASURY OBLIGATIONS - 0.5%
8 1/8%, 8/15/19  Aaa  10,000  12,050
6%, 2/15/26  Aaa  172,500  164,684
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $166,452)   176,734
CASH EQUIVALENTS - 4.2%
 SHARES
Taxable Central Cash Fund (b)
(Cost $1,439,837)    1,439,836,620  1,439,837
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $23,021,302)  $ 34,409,628
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.66%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
3. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
4. Affiliated company (see Note 7 of Notes to Financial Statements).
5. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $76,479,000 or 0.2% of net assets.
INCOME TAX INFORMATION
At July 31, 1997, the aggregate cost of investment securities for income tax purposes was $23,033,535,000. Net unrealized appreciation aggregated $11,376,093,000, of which $11,432,641,000 related to appreciated investment securities and $56,548,000 related to depreciated investment securities. The fund hereby designates approximately $60,485,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNT) JULY 31, 1997

ASSETS

Investment in securities, at value (cost $23,021,302) -                     $ 34,409,628
See accompanying schedule

Cash                                                                         309

Receivable for investments sold                                              160,168

Receivable for fund shares sold                                              76,834

Dividends receivable                                                         36,885

Interest receivable                                                          15,239

Other receivables                                                            782

 TOTAL ASSETS                                                                34,699,845

LIABILITIES

Payable for investments purchased                               $ 356,398

Payable for fund shares redeemed                                 38,459

Accrued management fee                                           13,673

Other payables and accrued expenses                              7,629

 TOTAL LIABILITIES                                                           416,159

NET ASSETS                                                                  $ 34,283,686

Net Assets consist of:

Paid in capital                                                             $ 21,842,715

Undistributed net investment income                                          32,461

Accumulated undistributed net realized gain (loss) on                        1,020,360
investments and foreign currency transactions

Net unrealized appreciation (depreciation) on                                11,388,150
investments and assets and liabilities in foreign
currencies

NET ASSETS, for 890,550 shares outstanding                                  $ 34,283,686

NET ASSET VALUE, offering price and redemption price                         $38.50
per share ($34,283,686 (divided by) 890,550 shares)


STATEMENT OF OPERATIONS

AMOUNTS IN THOUSANDS  YEAR ENDED JULY 31, 1997

INVESTMENT INCOME                                                         $ 437,144
Dividends (including $10,442 received from
affiliated issuers)

Interest (including income on securities loaned of                         108,602
$4,650)

 TOTAL INCOME                                                              545,746

EXPENSES

Management fee                                               $ 127,601

Transfer agent fees                                           53,844

Accounting and security lending fees                          873

Non-interested trustees' compensation                         122

Custodian fees and expenses                                   496

Registration fees                                             2,529

Audit                                                         177

Legal                                                         105

Miscellaneous                                                 98

 Total expenses before reductions                             185,845

 Expense reductions                                           (4,138)      181,707

NET INVESTMENT INCOME                                                      364,039

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities (including realized gain of $9,462     1,121,101

 on sales of investments in affiliated issuers)

 Foreign currency transactions                                (183)        1,120,918

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                        8,174,359

 Assets and liabilities in foreign currencies                 (204)        8,174,155

NET GAIN (LOSS)                                                            9,295,073

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                           $ 9,659,112
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS                                      YEAR ENDED     YEAR ENDED
                                                          JULY 31,       JULY 31,
                                                          1997           1996

INCREASE (DECREASE) IN NET ASSETS

Operations                                                $ 364,039      $ 288,201
Net investment income

 Net realized gain (loss)                                  1,120,918      936,554

 Change in net unrealized appreciation (depreciation)      8,174,155      1,118,264

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           9,659,112      2,343,019
FROM OPERATIONS

Distributions to shareholders                              (377,487)      (271,415)
From net investment income

 From net realized gain                                    (790,992)      (453,173)

 TOTAL DISTRIBUTIONS                                       (1,168,479)    (724,588)

Share transactions                                         11,063,971     8,197,294
Net proceeds from sales of shares

 Reinvestment of distributions                             1,144,961      707,541

 Cost of shares redeemed                                   (5,621,525)    (3,423,684)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           6,587,407      5,481,151
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                  15,078,040     7,099,582

NET ASSETS

 Beginning of period                                       19,205,646     12,106,064

 End of period (including undistributed net investment    $ 34,283,686   $ 19,205,646
income of $32,461 and $46,747, respectively)

OTHER INFORMATION
Shares

 Sold                                                      345,996        295,617

 Issued in reinvestment of distributions                   39,330         27,008

 Redeemed                                                  (175,754)      (123,924)

 Net increase (decrease)                                   209,572        198,701


FINANCIAL HIGHLIGHTS

                                  YEARS ENDED JULY 31,

                                  1997                   1996       1995       1994 D    1993

SELECTED PER-SHARE DATA

Net asset value, beginning        $ 28.20                $ 25.10    $ 22.17    $ 21.90   $ 21.34
of period

Income from Investment
Operations

 Net investment income             .46 C                  .49        .43        .45       .53

 Net realized and unrealized       11.44                  3.99       4.14       1.07      3.02
 gain (loss)

 Total from investment             11.90                  4.48       4.57       1.52      3.55
 operations



Less Distributions

 From net investment income        (.48)                  (.48)      (.40)      (.48)     (.59)

 From net realized gain            (1.12)                 (.90)      (1.24)     (.77)     (2.40)

 Total distributions               (1.60)                 (1.38)     (1.64)     (1.25)    (2.99)

Net asset value, end of period    $ 38.50                $ 28.20    $ 25.10    $ 22.17   $ 21.90

TOTAL RETURN A, B                  44.16%                 18.39%     21.95%     7.08%     19.10%

RATIOS AND SUPPLEMENTAL
DATA

Net assets, end of period         $ 34,284               $ 19,206   $ 12,106   $ 8,757   $ 6,646
(in millions)

Ratio of expenses to average       .73%                   .75%       .78%       .83%      .83%
net assets

Ratio of expenses to average       .71%                   .74%       .77%       .82%      .83%
net assets after expense          E                      E          E          E
reductions

Ratio of net investment income     1.43%                  1.82%      2.21%      2.09%     2.67%
to average net assets

Portfolio turnover rate            38%                    41%        67%        92%       87%

Average commission rate F         $ .0433


I THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
J TOTAL RETURNS DO NOT INCLUDE THE FORMER ONE TIME SALES CHARGE.
K NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
L EFFECTIVE AUGUST 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
M FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
N FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
NOTES TO FINANCIAL STATEMENTS
For the period ended July 31, 1997


12. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Growth & Income Portfolio (the fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INVESTMENT INCOME - CONTINUED
the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
13. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
2. OPERATING POLICIES - CONTINUED
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by FMR Texas, an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions received by the fund are recorded as interest income in the accompanying financial statements.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities.
14. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $15,164,842,000 and $9,050,319,000, respectively, of which U.S. government and government agency obligations aggregated $156,192,000 and $0, respectively.
15. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .20%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .50% of average net assets.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES -
CONTINUED
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .21% of average net assets.
ACCOUNTING AND SECURITY LENDING FEES. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $4,243,000 for the period.
16. SECURITY LENDING.
The fund loaned securities to certain brokers who paid the fund negotiated lenders' fees. These fees are included in interest income. The fund receives U.S. Treasury obligations and/or cash as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. At period end, there were no loans outstanding.
17. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $2,561,000 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $5,000 and $1,572,000, respectively, under these arrangements.
18. TRANSACTIONS WITH
AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
AMOUNTS IN THOUSANDS
 PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Bausch & Lomb, Inc.  $ 42,337 $ - $ 3,728 $ 179,954
CBL & Associates Properties, Inc.   5,148  -  3,945  49,906
Carlisle Plastics, Inc. Class A   -  -  -  -
Carson Pirie Scott & Co.   -  -  -  54,589
Coram Healthcare Corp.   10,345  1,639  -  17,052
Ferro Corp.   -  7,361  236  -
Fruit of the Loom, Inc. Class A   19,813  43,897  -  -
Genentech, Inc. special   1,453  -  -  -
ITT Corp.   7,917  -  -  386,400
Jostens, Inc.   -  -  2,533  74,306
Litton Industries, Inc.   27,541  -  -  156,851
Oak Industries, Inc.   12,219  3,641  -  43,336
Quality Foods Centers, Inc.   5,338  -  -  50,652
Valassis Communications, Inc.   -  4,914  -  -
TOTALS  $ 132,111 $ 61,452 $ 10,442 $ 1,013,046
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Growth & Income Portfolio:
We have audited the accompanying statement of assets and liabilities of Fidelity Securities Fund: Fidelity Growth & Income Portfolio, including the schedule of portfolio investments, as of July 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Securities Fund: Fidelity Growth & Income Portfolio as of July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
/s/COOPERS & LYBRAND L.L.P.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
September 8, 1997
DISTRIBUTIONS


The Board of Trustees of Fidelity Growth & Income Portfolio voted to pay on September 8, 1997, to shareholders of record at the opening of business on September 5, 1997, a distribution of $1.08 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.10 per share from net investment income.
A total of 2.79% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
A total of 56.01% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders. The fund will notify shareholders in January 1998 of these percentage for use in preparing 1997 income tax returns.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day. BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)TOUCHTONE
XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.
1
 For quotes.*
2
 For account balances and holdings.
3
 To review orders and mutual
fund activity.
4
 To change your PIN.
5
  To speak to a Fidelity representative.
*
0
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services. (PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)FIDELITY'S WEB
SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI.
SM
(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL
VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT
YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO
ASSURANCE THAT
MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN
INVESTMENT
IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.
TOTAL
RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS
AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
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GEORGIA
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MINNESOTA
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NEW JERSEY
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NEW YORK
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NORTH CAROLINA
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UTAH
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WASHINGTON
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511 Pine Street
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WASHINGTON, DC
1900 K Street, N.W.
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WISCONSIN
595 North Barker Road
Brookfield, WI

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)(LETTER_GRAPHIC)(LETTER_GRAPHIC)(LETTER_GRAPHIC)MAKING
CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)(LETTER_GRAPHIC)(LETTER_GRAPHIC)(LETTER_GRAPHIC)FOR
NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 193
Boston, MA 02210-0193
(LETTER_GRAPHIC)(LETTER_GRAPHIC)(LETTER_GRAPHIC)(LETTER_GRAPHIC)FOR
RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602


INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
William J. Hayes, Vice President
Richard A. Spillane Jr., Vice President
Steven Kaye, Vice President
Arthur S. Loring, Secretary
Richard A. Silver, Treasurer
Robert H. Morrison, Manager,
 Security Transactions
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
* INDEPENDENT TRUSTEES
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
The Chase Manhattan Bank
New York, NY
FIDELITY'S GROWTH AND INCOME FUNDS
Balanced Fund
Convertible Securities Fund
Equity-Income Fund
Equity-Income II Fund
Fidelity Fund
Global Balanced Fund
Growth & Income Portfolio
Puritan Fund
Real Estate Investment Portfolio
Spartan Market Index Fund
Utilities Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress  1-800-544-5555
SM
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FIDELITY


(registered trademark)
OTC
PORTFOLIO
ANNUAL REPORT
JULY 31, 1997
CONTENTS


PRESIDENT'S MESSAGE      3    Ned Johnson on investing
                              strategies.

PERFORMANCE              4    How the fund has done over time.

FUND TALK                6    The manager's review of fund
                              performance, strategy and outlook.

INVESTMENT CHANGES       9    A summary of major shifts in the
                              fund's investments over the past six
                              months.

INVESTMENTS              10   A complete list of the fund's
                              investments with their market
                              values.

FINANCIAL STATEMENTS     22   Statements of assets and liabilities,
                              operations, and changes in net
                              assets,
                              as well as financial highlights.

NOTES                    26   Notes to the financial statements.

REPORT OF INDEPENDENT    31   The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS            32

To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
PRESIDENT'S MESSAGE



(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
Through the first seven months of 1997, stock and bond markets experienced the kind of short-term volatility that can affect them periodically. The stock market rebounded strongly from its early spring correction to continue on its record-setting pace, as seen by the roughly 30% year-to-date gain by the Standard & Poor's 500 Index. The bond market posted moderate returns over the past seven months, as positive news on the inflation front helped soften the effects of a hike in short-term interest rates by the Federal Reserve Board in late March.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS

                                                              <<c>
PERIODS ENDED JULY 31, 1997                          PAST 1   PAST 5    PAST 10
                                                     YEAR     YEARS     YEARS

Fidelity OTC                                         41.43%   144.94%   325.84%

Fidelity OTC (incl. 3% sales                         37.19%   137.59%   313.06%
charge)

NASDAQ(registered trademark) Composite Index         48.24%   187.60%   314.36%

Mid-Cap Funds Average                                35.01%   136.12%   272.95%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the NASDAQ Composite Index - an unmanaged index of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. To measure how the fund's performance stacked up against its peers, you can compare it to the mid-cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 198 mutual funds. Unlike most other funds in this category, this fund invests in large companies as well as small ones. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JULY 31, 1997            PAST 1   PAST 5   PAST 10
                                       YEAR     YEARS    YEARS

Fidelity OTC                           41.43%   19.62%   15.59%

Fidelity OTC (incl. 3% sales charge)   37.19%   18.90%   15.24%

NASDAQ Composite Index                 48.24%   23.53%   15.28%

Mid-Cap Funds Average                  35.01%   18.55%   13.78%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking the arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19970731 19970812 100936 S00000000000001
             OTC Portfolio               FI NASDAQ w/Wilshire Divs
             00093                       F0091
  1987/07/31       9700.00                    10000.00
  1987/08/31      10154.06                    10471.83
  1987/09/30      10091.74                    10237.10
  1987/10/31       7051.31                     7460.36
  1987/11/30       6623.96                     7053.03
  1987/12/31       7448.82                     7649.09
  1988/01/31       7713.39                     7988.90
  1988/02/29       8227.28                     8517.11
  1988/03/31       8415.54                     8706.98
  1988/04/30       8669.93                     8825.19
  1988/05/31       8593.62                     8630.37
  1988/06/30       9163.47                     9208.69
  1988/07/31       9132.94                     9049.26
  1988/08/31       8914.16                     8808.55
  1988/09/30       9255.05                     9081.25
  1988/10/31       9249.97                     8970.00
  1988/11/30       8949.77                     8723.54
  1988/12/31       9151.20                     8968.61
  1989/01/31       9741.26                     9449.33
  1989/02/28       9715.38                     9424.44
  1989/03/31      10139.82                     9602.34
  1989/04/30      10636.72                    10106.41
  1989/05/31      11112.91                    10559.38
  1989/06/30      11087.03                    10314.85
  1989/07/31      11573.58                    10767.23
  1989/08/31      12091.18                    11148.92
  1989/09/30      12160.22                    11247.50
  1989/10/31      11750.20                    10849.92
  1989/11/30      11858.10                    10874.36
  1989/12/31      11932.47                    10857.73
  1990/01/31      11085.23                     9940.44
  1990/02/28      11393.32                    10194.15
  1990/03/31      11825.83                    10440.85
  1990/04/30      11482.19                    10084.43
  1990/05/31      12234.64                    11032.52
  1990/06/30      12258.33                    11126.59
  1990/07/31      12098.37                    10561.98
  1990/08/31      11055.61                     9201.67
  1990/09/30      10447.17                     8329.73
  1990/10/31      10226.84                     7989.06
  1990/11/30      10936.78                     8710.78
  1990/12/31      11365.54                     9083.25
  1991/01/31      12260.56                    10077.72
  1991/02/28      13210.75                    11036.83
  1991/03/31      13952.52                    11763.20
  1991/04/30      13928.00                    11836.12
  1991/05/31      14608.46                    12372.23
  1991/06/30      13903.48                    11648.08
  1991/07/31      14884.32                    12301.29
  1991/08/31      15669.00                    12894.59
  1991/09/30      15531.30                    12938.02
  1991/10/31      16206.57                    13347.49
  1991/11/30      15440.40                    12892.41
  1991/12/31      16952.78                    14443.04
  1992/01/31      17684.80                    15291.73
  1992/02/29      17719.00                    15633.24
  1992/03/31      17151.17                    14914.81
  1992/04/30      16644.92                    14309.67
  1992/05/31      16884.36                    14488.33
  1992/06/30      16514.93                    13965.70
  1992/07/31      16863.84                    14407.41
  1992/08/31      16446.52                    13982.90
  1992/09/30      16954.14                    14497.85
  1992/10/31      17585.92                    15057.24
  1992/11/30      18827.19                    16255.87
  1992/12/31      19485.48                    16874.37
  1993/01/31      19614.62                    17373.04
  1993/02/28      18847.36                    16750.43
  1993/03/31      19500.67                    17249.40
  1993/04/30      18930.92                    16547.52
  1993/05/31      19439.90                    17542.04
  1993/06/30      19462.69                    17643.84
  1993/07/31      19675.40                    17679.12
  1993/08/31      20040.04                    18652.73
  1993/09/30      20590.80                    19170.50
  1993/10/31      20862.38                    19601.99
  1993/11/30      20310.99                    18994.26
  1993/12/31      21109.30                    19575.62
  1994/01/31      21677.69                    20189.76
  1994/02/28      21450.34                    20006.56
  1994/03/31      20593.37                    18786.38
  1994/04/30      20024.98                    18561.07
  1994/05/31      19920.04                    18613.03
  1994/06/30      19185.50                    17890.73
  1994/07/31      19605.24                    18319.12
  1994/08/31      20584.63                    19439.87
  1994/09/30      20637.09                    19424.86
  1994/10/31      21109.30                    19779.44
  1994/11/30      20418.48                    19107.32
  1994/12/31      20540.32                    19168.88
  1995/01/31      20496.19                    19271.52
  1995/02/28      21573.07                    20275.00
  1995/03/31      22296.88                    20895.30
  1995/04/30      23232.54                    21600.47
  1995/05/31      23894.56                    22148.35
  1995/06/30      25748.22                    23933.35
  1995/07/31      27443.00                    25692.08
  1995/08/31      27796.08                    26198.89
  1995/09/30      28197.22                    26822.52
  1995/10/31      28044.31                    26652.00
  1995/11/30      28548.00                    27266.56
  1995/12/31      28391.94                    27104.20
  1996/01/31      28326.42                    27320.64
  1996/02/29      29337.41                    28377.42
  1996/03/31      29393.57                    28430.95
  1996/04/30      31237.69                    30749.89
  1996/05/31      32379.73                    32134.97
  1996/06/30      31247.05                    30639.21
  1996/07/31      29206.35                    27952.63
  1996/08/31      30928.78                    29541.53
  1996/09/30      33098.24                    31765.93
  1996/10/31      32964.98                    31640.62
  1996/11/30      35312.30                    33497.10
  1996/12/31      35130.77                    33471.21
  1997/01/31      36537.72                    35788.56
  1997/02/28      34754.87                    33965.38
  1997/03/31      32112.81                    31713.48
  1997/04/30      33412.36                    32741.00
  1997/05/31      36408.84                    36378.52
  1997/06/30      37386.19                    37477.49
  1997/07/31      41306.31                    41435.86
IMATRL PRASUN   SHR__CHT 19970731 19970812 100941 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity OTC Portfolio on July 31, 1987 and the current maximum 3% sales charge was paid. As the chart shows, by July 31, 1997, the value of the investment would have grown to $41,306 - a 313.06% increase on the initial investment. For comparison, look at how the NASDAQ Composite Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $41,436 - a 314.36% increase. UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn,
the share price and return of
a fund that invests in stocks
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Moderate economic growth and
subdued inflation helped create
an almost perfect investing
environment for the U.S. stock
market, which posted
exceptionally strong returns for the
12 months that ended July 31,
1997. The Standard & Poor's 500
Index returned 52.14% during the
period - well above its long-term
annual average of about 11%.
The stock market spent much of
the period breaking price and
trading volume records. Solid
corporate earnings, large inflows
into mutual funds, widespread
optimism and a generally
favorable interest-rate backdrop
propelled share prices higher,
especially among
large-capitalization stocks.
Concerns in March and April over
higher interest rates and the
possibility of weaker corporate
earnings provided the only
significant pause in the stock
market's upward climb. Higher
interest rates tend to slow
economic growth and increase
borrowing costs. When the
Federal Reserve Board raised a
key short-term interest rate in
March, the stock market - already
at historically high valuations -
sold off sharply through mid-April,
when positive news on the
inflation front emerged. From that
point through the end of the
12-month period, the market
soared ever higher, with the Dow
Jones Industrial Average
breaking through the 8000 mark
for the first time in July on its way
to finishing above 8200 at the end
of the period. The market
broadened to include many
small- and mid-capitalization
stocks during this latest rally.
An interview with Bob Bertelson, Portfolio Manager of Fidelity
OTC Portfolio
Q. HOW DID THE FUND PERFORM, BOB?
A. For the 12 months that ended July 31, 1997, the fund had a total return of 41.43%, compared to 48.24% for the NASDAQ Composite Index. According to Lipper Analytical Services, the mid-cap funds average returned 35.01% for the same period.
Q. WHAT FACTORS HELPED THE FUND OUTPERFORM ITS PEER GROUP?
A. The fund outperformed its peer group partly because its focus on the over-the-counter (OTC) market gives it a bigger technology weighting than many other mid-cap funds, and the technology sector has done extremely well over the past year. The fund also had significant exposures to individual stocks that did well, including Applied Materials, Microsoft and Intel.
Q. WHY DID THE FUND TRAIL THE NASDAQ COMPOSITE INDEX DURING THE PERIOD?
A. Performance of the NASDAQ Composite Index, like that of the Standard & Poor's 500 Index, was driven by a narrow group of the larger-cap stocks in the index. Since we're trying to offer diversification while identifying and investing in companies that could become tomorrow's blue chips, the fund held quite a few small- and mid-cap companies that didn't perform as well as some of the largest components in the index. By "tomorrow's blue chips," I mean companies that are early in their life cycles and aren't among the well-known S&P 500 stocks, but have the potential to join the ranks of the big companies.
Q. WHAT INDIVIDUAL HOLDINGS HELPED THE FUND'S PERFORMANCE?
A. Intel and Microsoft, which were large components of the index and large holdings in the fund, both performed extremely well during the period. I liked these companies because of their unassailable competitive positions and their resulting attractive financial characteristics. Another of the fund's strong-performing positions during the period was WorldCom. The company is one of the few winners of deregulation in the telecommunications industry, since it hasn't been held back by any of the historic baggage that's slowing other competitors down. WorldCom has been able to grow earnings both here and abroad at a very rapid rate. Finally, as a group, financial stocks have performed well. In the NASDAQ environment, exposure to financial stocks is concentrated on smaller banks and savings and loans (S&Ls). There's a tremendous consolidation going on among these companies and I'm using a two-fold strategy of owning both the consolidators and the consolidatees. The smaller companies are being acquired at premiums to their current share prices. The larger companies, which are acquiring their smaller brethren, are able to buy assets and earnings potential at attractive prices, eliminate redundant costs and thereby create value for shareholders. Washington Mutual and Charter One are two of the leading consolidators in the S&L industry, and the fund benefited from those holdings during the period.
Q. WERE THERE ANY DISAPPOINTMENTS DURING THE PERIOD?
A. I'm disappointed at how concentrated the performance of the market has been. Given that we're trying to find the up-and-coming companies in the small- and mid-cap arena, it's been frustrating that there hasn't been broader participation by those kinds of companies. In addition, I invested a small part of the fund's assets in several biotechnology stocks, hopeful that faster drug approval activity would boost the companies' earnings. That strategy didn't pan out and most of the fund's biotech holdings underperformed during the period.
Q. WHAT'S YOUR OUTLOOK FOR THE MARKET OVER THE NEXT SIX MONTHS?
A. The market has more than doubled in a two-and-a-half-year period, which suggests that gains going forward will be much more muted than they have been lately. It's been about seven years since we've had a correction as severe as the one in late 1990, so odds are increasing that we're due for one. However, it's hard to see what will drive the correction, except for a rise in interest rates. If the inflation outlook stays benign and the economy continues to expand at a moderate pace, it could remain a decent environment for stocks. I think the market will continue to respond to companies that can grow earnings, with particular premiums placed on the most rapidly growing companies.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: to increase the value
of the fund's shares by
investing mainly in common
stocks of well-known and
established companies
FUND NUMBER: 312
TRADING SYMBOL: FBGRX
START DATE: December
31,1987
SIZE: as of July 31, 1997,
more than $12.8 billion
MANAGER: John McDowell,
since 1996; leader, Fidelity
Growth Funds Group;
manager, Fidelity
Management Trust
Company; manager,
Fidelity Large Cap Stock
Fund, 1995-1996; joined
Fidelity in 1985
(checkmark)
JOHN MCDOWELL STRESSES THE
IMPORTANCE OF EARNINGS
GROWTH:
"Earnings growth is the
backbone of my investment
philosophy. Going back to the
mid-1970s, data shows that
the best-performing stocks
consistently have been those
with the fastest earnings
growth. The recent valuation
premiums placed on selected
large-cap stocks are unusual,
and we choose instead to
value companies based on
their expected growth rather
than perceived quality or
sustainability of earnings.
"Finding those companies
with earnings-growth potential
involves a three-part process.
First, we focus on a universe
of 500-600 blue chip growth
stocks. Second, looking at
these stocks, my analysts and
I meet with company
managements to determine
which companies offer the
best future earnings growth.
Finally, we base our stock
selections on strict valuation
parameters. My goal is to
strike a good balance
between rapid earnings
growth and reasonable
valuations."
INVESTMENT CHANGES


TOP TEN STOCKS AS OF JULY 31, 1997
                                  % OF FUND'S    % OF FUND'S
                                  INVESTMENTS    INVESTMENTS
                                                 IN THESE STOCKS
                                                 6 MONTHS AGO

Intel Corp.                       7.0            6.5

WorldCom, Inc.                    6.2            3.0

Microsoft Corp.                   5.1            2.4

Oracle Systems Corp.              2.5            2.6

MCI Communications Corp.          1.8            2.5

FIRSTPLUS Financial Group, Inc.   1.6            0.0

Charter One Financial Corp.       1.5            0.9

Washington Mutual, Inc.           1.5            1.1

Applied Materials, Inc.           1.3            0.3

Parametric Technology Corp.       1.3            1.3

TOP FIVE MARKET SECTORS AS OF JULY 31, 1997
                     % OF FUND'S    % OF FUND'S
                     INVESTMENTS    INVESTMENTS
                                    IN THESE MARKET
                                    SECTORS
                                    6 MONTHS AGO

Technology           46.3           40.7

Finance              14.2           7.9

Utilities            9.7            6.6

Retail & Wholesale   6.8            9.4

Health               5.5            12.0

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF JULY 31, 1997 * AS OF JANUARY 31, 1997 **
Row: 1, Col: 1, Value: 3.1
Row: 1, Col: 2, Value: 1.5
Row: 1, Col: 3, Value: 45.4
Row: 1, Col: 4, Value: 50.0
Stocks 94.7%
Bonds 0.0%
Short-term
investments 5.3%
FOREIGN
INVESTMENTS 3.2%
Stocks 96.8%
Bonds 0.2%
Short-term
investments 3.0%
FOREIGN
INVESTMENTS 5.7%
Row: 1, Col: 1, Value: 5.3
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 44.7
Row: 1, Col: 4, Value: 50.0
*
**
INVESTMENTS JULY 31, 1997

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 96.3%
 SHARES VALUE (NOTE 1)
  (000S)
AEROSPACE & DEFENSE - 0.5%
AEROSPACE & DEFENSE - 0.3%
BE Aerospace, Inc. (a)  337,500 $ 12,108
DEFENSE ELECTRONICS - 0.1%
Datum, Inc. (a)  100,000  3,300
Remec, Inc. (a)  52,800  1,594
  4,894
SHIP BUILDING & REPAIR - 0.1%
Avondale Industries, Inc. (a)  127,000  2,913
TOTAL AEROSPACE & DEFENSE   19,915
BASIC INDUSTRIES - 0.1%
PACKAGING & CONTAINERS - 0.1%
Silgan Holdings, Inc.   152,700  5,621
DURABLES - 0.5%
AUTOS, TIRES, & ACCESSORIES - 0.4%
Omni Quip International, Inc.   300,000  7,500
Ugly Duckling Corp. (a)  500,800  8,326
  15,826
CONSUMER DURABLES - 0.0%
Stratasys, Inc. (a)  27,500  423
HOME FURNISHINGS - 0.1%
Miller (Herman), Inc.   50,000  2,481
TEXTILES & APPAREL - 0.0%
Quaker Fabric Corp. (a)  100,000  2,100
TOTAL DURABLES   20,830
ENERGY - 1.5%
ENERGY SERVICES - 0.3%
Falcon Drilling, Inc. (a)  200,000  5,775
Noble Drilling Corp. (a)  200,000  5,613
  11,388
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
ENERGY - CONTINUED
OIL & GAS - 1.2%
Abacan Resource Corp. (a)  3,365,000 $ 12,829
Chesapeake Energy Corp.   642,700  5,061
Forcenergy Gas Exploration, Inc. (a)  283,000  8,278
Rutherford-Moran Oil Corp. (a)  200,000  4,650
Swift Energy Co. (a)  199,900  4,835
Tosco Corp.   300,000  9,394
Vastar Resources, Inc.   58,400  2,102
  47,149
TOTAL ENERGY   58,537
FINANCE - 14.1%
BANKS - 4.2%
Fifth Third Bancorp  187,425  11,843
First Commerce Bancshares, Inc.   115,600  2,774
First Commerce Bancshares, Inc. Class B  345,900  7,956
First Commerce Corp.   100,873  5,302
First Security Corp.   296,250  7,962
Marshall & Ilsley Corp.   304,400  13,051
National City Corp.   100,000  5,950
Northern Trust Corp.   530,000  29,150
Peoples Heritage Financial Group, Inc.   489,500  19,519
Regions Financial Corp.   248,000  8,633
SouthTrust Corp.   278,800  13,138
U.S. Bancorp  283,400  18,917
Zions Bancorp  643,600  23,009
  167,204
CREDIT & OTHER FINANCE - 3.2%
Cityscape Financial Corp. (a)  1,068,800  15,364
Concord EFS, Inc. (a)  150,000  4,416
Credit Acceptance Corp. (a)  501,000  6,669
FIRSTPLUS Financial Group, Inc. (a)  1,435,500  65,495
IMC Mortgage Co. (a)  134,300  2,417
Money Store, Inc.   840,000  30,135
Triad Guaranty, Inc. (a)  101,000  4,381
  128,877
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
FINANCE - CONTINUED
INSURANCE - 0.8%
Life USA Holding, Inc. (a)  708,800 $ 10,455
Life RE Corp.   197,100  10,791
Penn-America Group, Inc.   141,800  2,570
Penn Treaty American Corp. (a)  149,300  4,983
Philadelphia Consolidated Holding Corp. (a)  30,000  1,178
  29,977
SAVINGS & LOANS - 5.9%
Astoria Financial Corp.   543,600  26,229
Bank United Corp. Class A  200,000  7,550
Bay View Capital, Inc.   401,676  10,509
Charter One Financial Corp.   1,012,695  58,673
Collective Bancorp., Inc.   204,800  10,650
Dime Bancorp., Inc.   600,000  12,037
FirstFed Financial Corp. (a)  178,600  6,162
Golden State Bancorp  300,000  8,512
Long Island Bancorp., Inc.   390,000  15,990
St. Paul Bancorp, Inc.   300,000  7,144
Sovereign Bancorp., Inc.   500,000  7,922
Washington Federal, Inc.   189,400  5,351
Washington Mutual, Inc.   845,273  58,429
  235,158
TOTAL FINANCE   561,216
HEALTH - 5.5%
DRUGS & PHARMACEUTICALS - 1.8%
Alkermes, Inc. (a)  304,900  4,840
Aviron  9,400  256
Centocor, Inc. (a)  100,000  3,850
Cytyc Corp. (a)  87,000  2,034
Elan Corp. PLC ADR (a)  300,000  14,250
Gilead Sciences, Inc.   25,400  718
Guilford Pharmaceuticals, Inc. (a)  279,100  6,193
Immunex Corp. (a)  72,500  2,773
Interneuron Pharmaceuticals, Inc. (a)  100,000  1,875
Ligand Pharmaceuticals, Inc. Class B (a)  160,000  2,040
Magainin Pharmaceuticals, Inc. (a)  414,200  3,314
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
HEALTH - CONTINUED
DRUGS & PHARMACEUTICALS - CONTINUED
Protein Design Labs, Inc. (a)  70,000 $ 1,969
Sangstat Medical Corp. (a)  200,000  4,900
Sepracor, Inc. (a)  300,000  7,537
Sigma Aldrich Corp.   340,000  11,772
Vertex Pharmaceuticals, Inc. (a)  90,000  3,161
  71,482
MEDICAL EQUIPMENT & SUPPLIES - 1.4%
Arterial Vascular Engineering, Inc. (a)  166,600  6,393
Biomet, Inc.   889,400  17,732
Cardinal Health, Inc.   130,000  8,093
Datascope Corp. (a)  559,600  12,206
InControl, Inc. (a)  100,000  1,000
Nitinol Medical Technologies, Inc.   112,700  1,831
Physician Sales & Service, Inc. (a)  291,600  5,395
St. Jude Medical, Inc. (a)  71,150  2,904
  55,554
MEDICAL FACILITIES MANAGEMENT - 2.3%
Cambridge Heart, Inc.   100,000  763
National Surgery Centers, Inc. (a)  174,200  5,553
Oxford Health Plans, Inc. (a)  377,400  31,725
Quorum Health Group, Inc. (a)  321,600  11,457
Sierra Health Services, Inc. (a)  200,000  6,575
Sunrise Assisted Living, Inc. (a)  234,300  8,464
United HealthCare Corp.   380,100  21,666
Universal Health Services, Inc. Class B (a)  125,200  5,086
  91,289
TOTAL HEALTH   218,325
INDUSTRIAL MACHINERY & EQUIPMENT - 1.8%
ELECTRICAL EQUIPMENT - 0.5%
Cymer, Inc. (a)  52,700  3,847
Gilat Satellite Networks Ltd. (a)  200,000  7,175
Loral Space & Communications Ltd. (a)  480,200  7,503
  18,525
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
INDUSTRIAL MACHINERY & EQUIPMENT - CONTINUED
INDUSTRIAL MACHINERY & EQUIPMENT - 1.3%
ASM Lithography Holding NV (a)  400,000 $ 32,400
Gasonics International Corp. (a)  306,600  5,711
PRI Automation, Inc. (a)  137,800  6,838
Veeco Instruments, Inc. (a)  150,000  7,425
  52,374
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   70,899
MEDIA & LEISURE - 2.8%
BROADCASTING - 1.2%
Evergreen Media Corp. Class A (a)  770,700  35,452
PanAmSat Corp. (a)  52,300  1,605
Smartalk Teleservices, Inc.   50,000  887
TCI Group Class A (a)  9,900  170
Tele-Communications Liberty Media Group, Series A (a)  410,000  10,481
  48,595
ENTERTAINMENT - 0.4%
Regal Cinemas, Inc. (a)  431,700  13,868
LODGING & GAMING - 0.2%
Doubletree Corp. (a)  200,000  8,400
PUBLISHING - 0.1%
Journal Register Co.   277,500  4,926
RESTAURANTS - 0.9%
Apple South, Inc.   535,000  8,493
Applebee's International, Inc.   306,000  9,180
Landry's Seafood Restaurants, Inc. (a)  392,100  9,998
Outback Steakhouse, Inc. (a)  400,000  9,975
  37,646
TOTAL MEDIA & LEISURE   113,435
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
NONDURABLES - 0.8%
FOODS - 0.1%
Tyson Foods, Inc.   182,300 $ 3,828
HOUSEHOLD PRODUCTS - 0.5%
Alberto-Culver Co. Class A  664,800  15,914
Safeskin Corp. (a)  159,800  5,283
  21,197
TOBACCO - 0.2%
Dimon, Inc.   197,426  4,825
TOTAL NONDURABLES   29,850
RETAIL & WHOLESALE - 6.8%
APPAREL STORES - 1.5%
Charming Shoppes, Inc. (a)  858,900  5,046
Dress Barn, Inc. (a)  259,000  5,633
Gymboree Corp. (a)(d)  1,366,050  32,444
Ross Stores, Inc.   500,800  15,838
  58,961
GENERAL MERCHANDISE STORES - 2.2%
Casey's General Stores, Inc.   664,500  15,034
Costco Companies, Inc. (a)  646,400  24,483
Dollar Tree Stores (a)  286,500  11,961
Nordstrom, Inc.   100,000  5,669
Proffitts, Inc. (a)  315,900  16,743
Stein Mart, Inc. (a)  470,000  13,806
  87,696
RETAIL & WHOLESALE, MISCELLANEOUS - 3.1%
Corporate Express, Inc.   858,250  12,874
Officemax, Inc. (a)  800,000  11,200
Staples, Inc. (a)  1,263,100  31,735
U.S. Office Products Co. (a)  800,300  23,109
Viking Office Products, Inc. (a)  1,488,300  29,859
Williams-Sonoma, Inc. (a)  375,000  16,195
  124,972
TOTAL RETAIL & WHOLESALE   271,629
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
SERVICES - 2.1%
ADVERTISING - 0.5%
Outdoor Systems, Inc. (a)  632,700 $ 16,766
Universal Outdoor Holdings, Inc. (a)  52,000  1,892
  18,658
LEASING & RENTAL - 0.4%
Hollywood Entertainment Corp. (a)  900,000  16,875
SERVICES - 1.2%
APAC Teleservices, Inc. (a)  252,100  4,333
G & K Services, Inc. Class A  51,600  1,748
Gartner Group, Inc. Class A (a)  469,900  13,333
Medpartners, Inc. (a)  200,000  4,750
Robert Half International, Inc. (a)  400,000  22,025
Zebra Technologies Corp. Class A (a)  100,000  3,119
  49,308
TOTAL SERVICES   84,841
TECHNOLOGY - 46.2%
COMMUNICATIONS EQUIPMENT - 6.5%
ADC Telecommunications, Inc. (a)  87,000  3,513
Advanced Fibre Communications, Inc.   100,000  6,987
Andrew Corp. (a)  229,100  5,971
Aspect Telecommunications Corp. (a)  1,635,900  34,584
Boston Technology, Inc. (a)  600,000  15,937
Centigram Communications Corp. (a)  205,000  2,537
Cisco Systems, Inc. (a)  400,000  31,825
Ericsson (L.M.) Telephone Co. Class B ADR  1,100,000  49,775
Level One Communications, Inc. (a)  515,400  21,904
Newbridge Networks Corp. (a)  415,300  21,648
Nokia Corp. AB sponsored ADR  400,000  34,250
Northern Telecom Ltd.   200,000  20,909
Tellabs, Inc. (a)  50,000  2,994
3Com Corp. (a)  100,000  5,469
  258,303
COMPUTER SERVICES & SOFTWARE - 15.9%
American Business Information, Inc. (a)  402,500  10,767
Autodesk, Inc.   385,600  16,340
BMC Software, Inc. (a)  350,000  21,087
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TECHNOLOGY - CONTINUED
COMPUTER SERVICES & SOFTWARE - CONTINUED
Barra, Inc. (a)  200,000 $ 6,800
Broderbund Software, Inc. (a)  328,200  7,118
Cerner Corp. (a)  300,000  9,000
DST Systems, Inc. (a)  100,000  3,481
ECI Telecom Ltd.   200,000  6,525
Fiserv, Inc. (a)  497,300  23,870
HBO & Co.   94,400  7,304
Intuit, Inc. (a)  232,200  5,849
i2 Technologies, Inc. (a)  50,000  2,400
McAfee Associates, Inc. (a)  32,987  2,150
Medic Computer Systems, Inc. (a)  500,000  13,500
Microsoft Corp. (a)  1,447,800  204,864
Netscape Communications Corp. (a)  198,500  7,282
New Era of Networks, Inc.   97,000  1,346
Oracle Systems Corp. (a)  1,847,125  100,553
Parametric Technology Corp. (a)  1,052,060  51,551
Paychex, Inc.   176,800  7,138
PeopleSoft, Inc. (a)  431,200  25,225
Platinum Software Corp. (a)  290,000  3,299
Project Software & Development, Inc. (a)  100,000  2,112
Saville Systems Ireland PLC sponsored ADR (a)  147,600  9,410
Scopus Technology, Inc. (a)  155,000  4,476
Shared Medical Systems Corp.   488,500  26,379
SunGard Data Systems, Inc. (a)  819,800  38,531
Symantec Corp. (a)  460,100  11,071
Synopsys, Inc.   129,000  4,338
  633,766
COMPUTERS & OFFICE EQUIPMENT - 6.2%
Adaptec, Inc. (a)  302,400  12,739
Compaq Computer Corp. (a)  500,000  28,562
Creative Technology Corp. Ltd. (a)  600,000  12,225
Dell Computer Corp. (a)  445,600  38,099
EMC Corp. (a)  1,000,000  50,500
Ingram Micro, Inc. Class A (a)  25,000  720
Micron Electronics, Inc. (a)  500,000  9,438
Quantum Corp. (a)  928,400  26,982
Read-Rite Corp. (a)  670,000  17,336
Sandisk Corp. (a)  136,800  3,010
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TECHNOLOGY - CONTINUED
COMPUTERS & OFFICE EQUIPMENT - CONTINUED
Sun Microsystems, Inc. (a)  703,500 $ 32,141
Tech Data Corp. (a)  405,400  15,050
  246,802
ELECTRONIC INSTRUMENTS - 3.3%
Applied Materials, Inc. (a)  575,000  52,828
Credence Systems Corp. (a)  300,000  10,200
Helix Technology Corp.   300,000  15,094
KLA Instruments Corp. (a)  405,600  24,564
Lam Research Corp. (a)  179,700  9,501
Sawtek, Inc. (a)  112,500  4,289
Silicon Valley Group, Inc. (a)  200,000  6,200
Teradyne, Inc. (a)  200,000  9,350
  132,026
ELECTRONICS - 14.3%
Actel Corp. (a)  100,000  1,925
Altera Corp. (a)  417,800  25,225
Atmel Corp. (a)  400,000  13,650
Benchmark Microelectronics, Inc. (a)  178,200  4,009
Brightpoint, Inc. (a)  275,000  8,216
Burr-Brown Corp. (a)  300,000  10,444
Electroglas, Inc. (a)  300,000  9,487
Intel Corp.   3,039,800  279,092
Lattice Semiconductor Corp. (a)  533,100  35,918
Linear Technology Corp.   455,800  30,482
Maxim Integrated Products, Inc. (a)  200,400  13,853
Microchip Technology, Inc. (a)  281,700  10,493
Micron Technology, Inc. (a)  300,000  14,606
OnTrak Systems, Inc. (a)  215,800  9,441
Sanmina Corp. (a)  326,100  23,928
Sipex Corp. (a)  50,000  2,325
Uniphase Corp. (a)  183,200  12,503
Vitesse Semiconductor Corp. (a)  636,600  30,795
World Access, Inc. (a)  125,000  3,516
Xilinx, Inc. (a)  700,000  33,162
  573,070
TOTAL TECHNOLOGY   1,843,967
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TRANSPORTATION - 4.3%
AIR TRANSPORTATION - 1.7%
ASA Holdings, Inc.   150,000 $ 4,238
Comair Holdings, Inc.   760,000  20,472
Continental Airlines, Inc. Class B (a)  600,000  22,350
Northwest Airlines Corp. Class A (a)  541,700  22,277
  69,337
RAILROADS - 0.3%
Wisconsin Central Transportation Corp. (a)  314,000  9,832
TRUCKING & FREIGHT - 2.3%
Airborne Freight Corp.   400,000  19,625
American Freightways Corp. (a)  210,000  3,465
CNF Transportation, Inc.   200,000  6,975
Expeditors International of Washington, Inc.   516,000  19,543
M.S. Carriers, Inc. (a)  110,000  2,544
Swift Transportation Co., Inc. (a)  187,700  5,432
USFreightways Corp.   419,300  13,025
Werner Enterprises, Inc.   268,300  5,768
Yellow Corp. (a)  524,100  14,151
  90,528
TOTAL TRANSPORTATION   169,697
UTILITIES - 9.3%
TELEPHONE SERVICES - 9.3%
Brooks Fiber Properties, Inc. (a)  351,000  13,206
IXC Communications, Inc.   255,000  7,204
MCI Communications Corp.   2,067,000  72,991
McLeodUSA, Inc. Class A (a)  110,000  3,781
Qwest Communications International, Inc.   5,300  165
Tel-Save Holdings, Inc. (a)  784,100  13,330
Teleport Communications Group, Inc. Class A (a)  356,100  14,022
WorldCom, Inc. (a)  7,105,234  248,239
  372,938
TOTAL COMMON STOCKS
(Cost $2,765,724)   3,841,700
PREFERRED STOCKS - 0.5%
 SHARES VALUE (NOTE 1)
  (000S)
CONVERTIBLE PREFERRED STOCKS - 0.4%
UTILITIES - 0.4%
TELEPHONE SERVICES - 0.4%
IXC Communications, Inc. $7.25 pay-in-kind (c) 132,175 $ 16,919 NONCONVERTIBLE PREFERRED STOCKS - 0.1%
TECHNOLOGY - 0.1%
COMPUTER SERVICES & SOFTWARE - 0.1%
SAP AG   7,100  1,730
TOTAL PREFERRED STOCKS
(Cost $15,472)   18,649
CONVERTIBLE CORPORATE BONDS - 0.2%
 MOODY'S RATINGS PRINCIPAL
 (UNAUDITED) AMOUNT (000S)
FINANCE - 0.1%
CREDIT & OTHER FINANCE - 0.1%
Aames Financial Corp. 5 1/2%, 3/15/06  B2 $ 4,000,000  4,945
MEDIA & LEISURE - 0.1%
RESTAURANTS - 0.1%
Boston Chicken, Inc. 7 3/4%, 5/1/04  B2  3,500,000  3,045
TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $8,763)   7,990
CASH EQUIVALENTS - 3.0%
 SHARES
Taxable Central Cash Fund
(Cost $121,706) (b)   121,706,434  121,706
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $2,911,665)  $ 3,990,045
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.66%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
3. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $16,919,000 or 0.4% of net assets.
4. Affiliated company (see Note 7 of Notes to Financial Statements). INCOME TAX INFORMATION
At July 31, 1997, the aggregate cost of investment securities for income tax purposes was $2,922,302,000. Net unrealized appreciation aggregated $1,067,743,000, of which $1,162,311,000 related to appreciated investment securities and $94,568,000 related to depreciated investment securities. The fund hereby designates approximately $69,192,000 as a capital gain dividend for the purpose of the dividend paid deduction.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNTS) JULY 31, 1997

ASSETS

Investment in securities, at value (cost $2,911,665) -                      $ 3,990,045
See accompanying schedule

Receivable for investments sold                                              54,688

Receivable for fund shares sold                                              17,924

Dividends receivable                                                         961

Interest receivable                                                          1,027

Other receivables                                                            1,398

 TOTAL ASSETS                                                                4,066,043

LIABILITIES

Payable for investments purchased                                $ 30,100

Payable for fund shares redeemed                                  10,058

Accrued management fee                                            1,650

Other payables and accrued expenses                               1,096

 TOTAL LIABILITIES                                                           42,904

NET ASSETS                                                                  $ 4,023,139

Net Assets consist of:

Paid in capital                                                             $ 2,773,036

Accumulated net investment loss                                              (4)

Accumulated undistributed net realized gain (loss) on                        171,727
investments and foreign currency transactions

Net unrealized appreciation (depreciation) on                                1,078,380
investments and assets and liabilities in foreign
currencies

NET ASSETS, for 104,600 shares outstanding                                  $ 4,023,139

NET ASSET VALUE and redemption price per share                               $38.46
($4,023,139 (divided by) 104,600 shares)

Maximum offering price per share (100/97.00 of $38.46)                       $39.65


STATEMENT OF OPERATIONS

AMOUNTS IN THOUSANDS  YEAR ENDED JULY 31, 1997

INVESTMENT INCOME                                                     $ 11,006
Dividends

Interest                                                               11,842

 TOTAL INCOME                                                          22,848

EXPENSES

Management fee                                             $ 21,697
Basic fee

 Performance adjustment                                     (3,175)

Transfer agent fees                                         8,239

Accounting fees and expenses                                812

Non-interested trustees' compensation                       16

Custodian fees and expenses                                 156

Registration fees                                           583

Audit                                                       56

Legal                                                       22

Interest                                                    2

Miscellaneous                                               15

 Total expenses before reductions                           28,423

 Expense reductions                                         (444)      27,979

NET INVESTMENT INCOME (LOSS)                                           (5,131)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities (including realized loss of          345,270
$10,067 on sales of investments in affiliated issuers)

 Foreign currency transactions                              (2)        345,268

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                      803,670

 Assets and liabilities in foreign currencies               (1)        803,669

NET GAIN (LOSS)                                                        1,148,937

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                       $ 1,143,806
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS                                       YEAR ENDED     YEAR ENDED
                                                           JULY 31,       JULY 31,
                                                           1997           1996

INCREASE (DECREASE) IN NET ASSETS

Operations                                                 $ (5,131)      $ 10,370
Net investment income (loss)

 Net realized gain (loss)                                   345,268        380,992

 Change in net unrealized appreciation (depreciation)       803,669        (255,943)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING            1,143,806      135,419
FROM OPERATIONS

Distributions to shareholders                               (6,873)        (1,479)
From net investment income

 From net realized gain                                     (391,420)      (130,433)

 TOTAL DISTRIBUTIONS                                        (398,293)      (131,912)

Share transactions                                          3,023,887      2,256,968
Net proceeds from sales of shares

 Reinvestment of distributions                              390,322        129,010

 Cost of shares redeemed                                    (2,771,726)    (1,864,420)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING            642,483        521,558
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                   1,387,996      525,065

NET ASSETS

 Beginning of period                                        2,635,143      2,110,078

 End of period (including accumulated undistributed net    $ 4,023,139    $ 2,635,143
investment income (loss) of $(4) and $8,871,
respectively)

OTHER INFORMATION
Shares

 Sold                                                       91,580         70,969

 Issued in reinvestment of distributions                    12,633         4,239

 Redeemed                                                   (84,079)       (58,605)

 Net increase (decrease)                                    20,134         16,603


FINANCIAL HIGHLIGHTS

                                  YEARS ENDED JULY 31,

                                  1997                   1996      1995      1994 C    1993

SELECTED PER-SHARE DATA

Net asset value, beginning        $ 31.20                $ 31.09   $ 22.42   $ 25.90   $ 24.65
of period

Income from Investment
Operations

 Net investment income (loss)      (.05) F                .13       .09       .12       .06

 Net realized and unrealized       11.71                  1.80      8.79      (.08)     3.68
 gain (loss)

 Total from investment             11.66                  1.93      8.88      .04       3.74
 operations



Less Distributions

 From net investment income        (.08)                  (.02)     (.09)     (.12)     (.25)

 From net realized gain            (4.32)                 (1.80)    (.12)     (3.40)    (2.24)

 Total distributions               (4.40)                 (1.82)    (.21)     (3.52)    (2.49)

Net asset value, end of period    $ 38.46                $ 31.20   $ 31.09   $ 22.42   $ 25.90

TOTAL RETURN A, B                  41.43%                 6.43%     39.98%    (.36)%    16.67%

RATIOS AND SUPPLEMENTAL
DATA

Net assets, end of period         $ 4,023                $ 2,635   $ 2,110   $ 1,230   $ 1,327
(in millions)

Ratio of expenses to average       .85%                   .83%      .82%      .89%      1.08%
net assets

Ratio of expenses to average       .84%                   .82%      .81%      .88%      1.08%
net assets after expense          D                      D         D         D
reductions

Ratio of net investment income     (.15)%                 .42%      .35%      .48%      .53%
(loss) to average net assets

Portfolio turnover rate            147%                   133%      62%       222%      213%

Average commission rate E         $ .0314


O THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
P TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
Q EFFECTIVE AUGUST 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME (LOSS) PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
R FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
S FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
T NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
NOTES TO FINANCIAL STATEMENTS
For the period ended July 31, 1997




19. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity OTC Portfolio (the fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date , except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INVESTMENT INCOME - CONTINUED
dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated net investment loss and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
20. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission(the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading
2. OPERATING POLICIES - CONTINUED
REPURCHASE AGREEMENTS - CONTINUED
Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by FMR Texas, an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions received by the fund are recorded as interest income in the accompanying financial statements.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
21. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $4,833,442,000 and $4,589,734,000, respectively.
22. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .35%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of ".20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
period of time. For the period, the management fee was equivalent to an annual rate of .56% of average net assets after the performance adjustment. SALES LOAD. For the period, Fidelity Distributors Corporation (FDC), an affiliate of FMR and the general distributor of the fund, received sales charges of $567,000 on sales of shares of the fund.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .25% of average net assets.
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $266,000 for the period.
23. BANK BORROWINGS.
The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, the fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The maximum loan and the average daily loan balances during the period for which loans were outstanding amounted to $6,255,000. The weighted average interest rate was 5.57%.
24. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $205,000 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $35,000 and $204,000, respectively, under these arrangements.
25. TRANSACTIONS WITH
AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
AMOUNTS IN THOUSANDS PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
All American Communications, Inc.  $ 199 $ 2,439 $ - $ -
Datascope Corp.   2,664  2,802  -  -
Gymboree Corp.   11,849  -  -  32,444
Heartland Wireless
 Communications, Inc.   1,540  5,584  -  -
Proffitts, Inc.   15,015  16,223  -  -
Sinclair Broadcast Group, Inc. Class A   2,247  3,088  -  -
TheraTx, Inc.   1,621  10,002  -  -
TOTALS  $ 35,135 $ 40,138 $ - $ 32,444
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity OTC Portfolio:
We have audited the accompanying statement of assets and liabilities of Fidelity Securities Fund: Fidelity OTC Portfolio, including the schedule of portfolio investments, as of July 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Securities Fund: Fidelity OTC Portfolio as of July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
/s/COOPERS & LYBRAND L.L.P.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
September 8, 1997
DISTRIBUTIONS


The Board of Trustees of Fidelity OTC Portfolio voted to pay on September 8, 1997, to shareholders of record at the opening of business on September 5, 1997, a distribution of $1.07 per share derived from capital gains realized from sales of portfolio securities .
A total of 3.19% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
A total of 23% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders. The fund will notify shareholders in January 1998 of these percentages for use in preparing 1997 income tax returns.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day. BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)TOUCHTONE
XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.
1
 For quotes.*
2
 For account balances and holdings.
3
 To review orders and mutual
fund activity.
4
 To change your PIN.
5
  To speak to a Fidelity representative.
*
0
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services. (PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)FIDELITY'S WEB
SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI.
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(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL
VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT
YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO
ASSURANCE THAT
MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN
INVESTMENT
IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.
TOTAL
RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS
AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
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511 Pine Street
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1900 K Street, N.W.
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WISCONSIN
595 North Barker Road
Brookfield, WI

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)(LETTER_GRAPHIC)(LETTER_GRAPHIC)(LETTER_GRAPHIC)MAKING
CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
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ACCOUNTS
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Fidelity Investments
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OVERNIGHT EXPRESS
Fidelity Investments
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Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 193
Boston, MA 02210-0193
(LETTER_GRAPHIC)(LETTER_GRAPHIC)(LETTER_GRAPHIC)(LETTER_GRAPHIC)FOR
RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602




INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
William J. Hayes, Vice President
Abigail Johnson, Vice President
Arthur S. Loring, Secretary
Richard A. Silver, Treasurer
Robert H. Morrison, Manager,
 Security Transactions
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
FIDELITY'S GROWTH FUNDS
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THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
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